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                             A.I. RECEIVABLES CORP.

                                   Transferor

                                A.I. CREDIT CORP.

                        Original Transferor and Servicer

                                   AICCO, INC.

                        Original Transferor and Servicer

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO

                            Trustee on behalf of the

                        Series 1998-1 Certificateholders

             -----------------------------------------------------

                            SERIES 1998-1 SUPPLEMENT
                          Dated as of April [__], 1998
                                       to

                              AMENDED AND RESTATED

                         POOLING AND SERVICING AGREEMENT
                         Dated as of April [__], 1998
             -----------------------------------------------------


                      AIC PREMIUM FINANCE LOAN MASTER TRUST

                                  SERIES 1998-1

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                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----

SECTION 1.  Designation...............................................  1

SECTION 2.  Definitions and Certain Calculations......................  1


SECTION 3.  Servicing Compensation.................................... 14

SECTION 4.  Cleanup Call.............................................. 14

SECTION 5.  Delivery and Payment for the Certificates................. 14

SECTION 6.  Depository; Form of Delivery of Certificates;
                  Transfer Restrictions............................... 14

SECTION 7.  Article IV of Agreement................................... 15

         SECTION 4.04  Rights of Certificateholders................... 15
         SECTION 4.05  Allocations.................................... 15
         SECTION 4.06  Determination of Monthly Interest.............. 18
         SECTION 4.07  Determination of Monthly Principal............. 19
         SECTION 4.08  Coverage of Required Amount.................... 20
         SECTION 4.09  Monthly Payments............................... 21
         SECTION 4.10  Charge-Offs.................................... 26
         SECTION 4.11  Allocation of Yield Enhancement Amounts........ 27
         SECTION 4.12  Reallocated Principal Collections.............. 28
         SECTION 4.13  Shared Principal Collections................... 29
         SECTION 4.14  Series 1998-1 Yield Enhancement Account........ 30
         SECTION 4.15  Excess Funding Account......................... 31
         SECTION 4.16  Determination of LIBOR......................... 31
         SECTION 4.17  Failure to Make a Deposit or Payment........... 32
         SECTION 4.18  Effect of Other Series......................... 32
         SECTION 4.19  Excess Receivables............................. 33

SECTION 8.  Article V of the Agreement................................ 33

         SECTION 5.01  Distributions.................................. 33
         SECTION 5.02  Monthly Certificateholders' Statement.......... 34

SECTION 9.  Series 1998-1 Pay Out Events.............................. 36

SECTION 10.  Series 1998-1 Termination................................ 37

SECTION 11.  Counterparts............................................. 37

                                        i

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SECTION 12.  Governing Law............................................ 38

SECTION 13.  No Petition.............................................. 38

EXHIBITS

   Exhibit A-1    Form of Class A Certificate
   Exhibit A-2    Form of Class B Certificate
   Exhibit A-3    Form of Class C Certificate
   Exhibit B      Form of Monthly Certificateholders' Statement


                                       ii

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                  SERIES 1998-1 SUPPLEMENT, dated as of April [__], 1998 (this
"Series Supplement"), by and among A.I. Receivables Corp., a Delaware corporation ("AIR"), as Transferor, A.I. Credit Corp., a New Hampshire corporation ("AIC"), and AICCO, Inc., a California corporation and a wholly owned subsidiary of AIC ("AICCO"), as Original Transferors and Servicer, and The First National Bank of Chicago, as Trustee, under the Amended and Restated Pooling and Servicing Agreement dated as of April [__], 1998 among AIR, AIC, AICCO and the Trustee (as may be amended from time to time, the "Agreement").
                  Section 6.02 of the Agreement provides, among other things, that the Original Transferors, the Transferor, the Servicer and the Trustee may enter into a supplement to the Agreement for the purpose of authorizing the execution and authentication by the Trustee of a Series of Investor Certificates.

                  SECTION 1. Designation. (a) There is hereby created a Series of Investor Certificates to be issued in three classes pursuant to the Agreement and this Series Supplement and to be known together as the "Series 1998-1 Certificates." The three classes shall be designated the Series 1998-1 Floating Rate Class A Asset Backed Certificates (the "Class A Certificates"), the Series 1998-1 Floating Rate Class B Asset Backed Certificates (the "Class B Certificates"), and the Series 1998-1 Floating Rate Class C Asset Backed Certificates (the "Class C Certificates"). The Class A Certificates, Class B Certificates and Class C Certificates shall be substantially in the form of Exhibits A-1, A-2 and A-3, respectively.

                  (b) Series 1998-1 shall not be subordinated to any other
Series.

                  SECTION 2. Definitions and Certain Calculations. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All references in this Series Supplement to Articles, Sections or subsections shall mean Articles, Sections or subsections of the Agreement, except as the context otherwise requires. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1998-1 Certificates and no other Series of certificates issued by the Trust.

                  "Aggregate Default Amount" shall mean, with respect to any Monthly Period, the sum of the Default Amounts in respect of such Monthly Period.

                  "Annualized Monthly Excess Spread Amount" shall mean, in respect of any Monthly Period, the number of basis points derived by dividing
(i) an amount equal to (A) the amount that is deposited (or would have been deposited but for the operation of the third paragraph of subsection 4.03(a) of the Agreement) in the Finance Charge Account pursuant to subsection 4.05(a)(i) on each day during such Monthly Period, plus (B) the Available Yield Enhancement Amount for the immediately succeeding Transfer Date, minus

(C) the Aggregate Default Amount for such Monthly Period, minus (D) the Investor Servicing Fee payable on such Transfer Date, minus (E) the aggregate amount payable to Certificateholders in respect of interest on the immediately succeeding Distribution Date by (ii) the Certificateholders Ownership Interests as of the end of such Monthly Period, and multiplying the resulting quotient by 12.

                  "Available Investor Principal Collections" (a) shall mean with respect to the Series 1998-1 Certificates and any Monthly Period, an amount equal to (i) the Investor Principal Collections

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for such Monthly Period, minus (ii) the amount of Reallocated Principal
Collections with respect to such Monthly Period which pursuant to Section 4.12 are required to fund the Class A Required Amount and the Class B Required Amount, plus (iii) the amount of Shared Principal Collections that are allocated to Series 1998-1 in accordance with subsection 4.13(a), and (b) when used with respect to any other Series, shall have the meaning specified in the applicable Series supplement.

                  "Available Yield Enhancement Amount" shall mean, with respect to any Transfer Date, (a) during the Revolving Period the product of
(i) 2.0% and (ii) the product of (A) the Collections for the related Monthly Period otherwise allocable to the Transferor Ownership Interest and (B) the Floating Investor Percentage divided by one minus the Aggregate Investor Percentage, and (b) during the Controlled Amortization Period and the Rapid Amortization Period, if any, the product of (i) 2.0% and (ii) the product of
(A) the Collections for the related Monthly Period otherwise allocable to the Transferor Ownership Interest and (B) in the case of Collections of Finance Charge Receivables allocable to the Transferor Ownership Interest, the Floating Investor Percentage divided by one minus the Aggregate Investor Percentage, and in the case of Collections of Principal Receivables allocable to the Transferor Ownership Interest, the Fixed Investor Percentage divided by one minus the Aggregate Investor Percentage; provided that in no event shall the Available Yield Enhancement Amount for any Transfer Date exceed the sum of Class A Monthly Interest, Class A Additional Interest, Class B Monthly Interest, Class B Additional Interest, Class C Monthly Interest and Class C Additional Interest for such Transfer Date.

                  "Business Day" shall mean, for the purpose of determining LIBOR, any Business Day (as defined in the Agreement) other than a day on which banking institutions in London, England trading in Dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed; for all other purposes, Business Day shall have the meaning provided in the Agreement.

                  "Certificateholder" shall mean (a) with respect to the Class A Certificates, the holder of record of a Class A Certificate, (b) with respect to the Class B Certificates, the holder of record of a Class B Certificate, (c) with respect to the Class C Certificates, the holder of record of a Class C Certificate and (d) with respect to any Investor

Certificate, the holder of record of such Investor Certificate.

                  "Certificateholders Ownership Interests" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Ownership Interest, (b) the Class B Ownership Interest and (c) the Class C Ownership Interest, each as of such date.

                  "Class A Additional Interest" shall have the meaning specified in Section 4.06(a).

                  "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class A Floating Allocation of the Collections of Finance Charge Receivables deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) of the Agreement).

                  "Class A Certificate Rate" shall mean for the period from the Closing Date through [_______________], [_____]% per annum and, with respect to each Interest Period thereafter, a per annum rate equal to

[___]% in excess of LIBOR, as determined on the related LIBOR Determination Date, subject to a maximum annual rate of [ ]%.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificates" shall mean any of the certificates executed and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

                  "Class A Charge-Off" shall have the meaning specified in 4.10(a).

                  "Class A Controlled Amortization Period" shall mean an amortization period commencing on [_______________] and continuing through the earliest to occur of (i) the day before a Pay Out Commencement Date, (ii) the date on which the Class A Ownership Interest has been paid in full, (iii) the date of termination of the Trust pursuant to Section 12.01 of the Agreement and (iv) the Series 1998-1 Termination Date.

                  "Class A Controlled Distribution Amount" shall mean, with respect to each Distribution Date during the Class A Controlled Amortization Period commencing with the Distribution Date in [_____________], an amount equal to the Controlled Distribution Amount for such Distribution Date.

                  "Class A Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Default Amount for the related Monthly Period and (b) the Class A Floating Allocation

applicable for the related Monthly Period.

                  "Class A Deficiency Amount" shall have the meaning specified in subsection 4.06(a).

                  "Class A Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Ownership Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Certificateholders Ownership Interests as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Ownership Interest and the denominator of which is the Initial Certificateholders Ownership Interests.

                  "Class A Initial Ownership Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $[_________].

                  "Class A Monthly Interest" shall have the meaning specified in subsection 4.06(a).

                  "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.07(a).

                  "Class A Ownership Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Ownership Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the aggregate amount of Class A Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(a), minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Class B Ownership Interest and the Class C Ownership Interest have not been reduced and plus (e) the aggregate of the amounts deducted pursuant to the foregoing clauses (c) and (d) deemed to have been reimbursed on all prior Transfer Dates pursuant to subsection 4.11(c); provided, however, that the Class A Ownership Interest may not be reduced below zero.

                  "Class A Prior Period Interest" shall mean the sum, with respect to each Interest Period in which the Class A Certificates would have accrued interest on the Class A Ownership Interest had such Class A Ownership Interest not been reduced for reasons other than the payment of principal to the Class A Certificateholders, of an amount equal to the product of (i) the Class A Certificate Rate in effect during such Interest Period plus 2% per annum, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the amount by which the Class A Ownership Interest was less than the Class A Ownership Interest during such Interest Period for reasons other than the payment of principal to the Class A Certificateholders; provided, however, that Class A Prior Period Interest shall not be distributed until the Distribution Date or Distribution Dates following the Transfer Date on which the Class A Ownership Interest has been reimbursed in full for any reductions.

                  "Class A Required Amount" shall have the meaning specified in subsection 4.08(a).

                  "Class A Servicing Fee" shall have the meaning specified in
Section 3 hereof.

                  "Class B Additional Interest" shall have the meaning specified in subsection 4.06(b).

                  "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class B Floating Allocation of the Collections of Finance Charge Receivables deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) of the Agreement).

                  "Class B Certificate Rate" shall mean, for the period from the Closing Date through [______________], [____]% per annum and, with respect to each Interest Period thereafter, a per annum rate equal to [____]% in excess of LIBOR, as determined on the related LIBOR Determination Date, subject to a maximum annual rate of [ ]%.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificates" shall mean any of the certificates executed and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

                  "Class B Charge-Off" shall have the meaning specified in subsection 4.10(b).

                  "Class B Controlled Amortization Period" shall mean an amortization period commencing on the Distribution Date on which the Class A Ownership Interest has been paid in full and continuing through the earliest to occur of (i) the day before a Pay Out Commencement Date, (ii) the date on which the Class B Ownership Interest has been paid in full, (iii) the date of termination of the Trust pursuant to Section 12.01 of the Agreement and (iv) the Series 1998-1 Termination Date.

                  "Class B Controlled Distribution Amount" shall mean, with respect to each Distribution Date during the Class B Controlled Amortization Period, an amount equal to the Controlled Distribution Amount for such Distribution Date.


                  "Class B Default Amount" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for the related Monthly Period.

                  "Class B Deficiency Amount" shall have the meaning specified in subsection 4.06(b).

                  "Class B Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Ownership Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Certificateholders Ownership Interests as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Ownership Interest and the denominator of which is the Initial Certificateholders Ownership Interests.

                  "Class B Initial Ownership Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $[_______].

                  "Class B Monthly Interest" shall have the meaning specified in subsection 4.06(b).

                  "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.07(b).

                  "Class B Ownership Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Ownership Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(b), minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Class C Ownership Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Ownership Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a), and plus (f) the aggregate of the amounts deducted pursuant to the foregoing clauses (c), (d) and (e) deemed to have been reimbursed on all prior Transfer Dates pursuant to subsection 4.11(d); provided, however, that the Class B Ownership Interest may not be reduced below zero.

                  "Class B Prior Period Interest" shall mean the sum, with respect to each Interest Period in which the Class B Certificates would have accrued interest on the Class B Ownership Interest had the Class B Ownership Interest not been reduced for reasons other than the payment of principal to the Class B Certificateholders, of an amount equal to the product of (i) the Class B Certificate Rate in effect during such Interest Period plus 2% per annum, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the amount by which the Class B Ownership Interest was less than the

Class B Ownership Interest during such Interest Period for reasons other than the payment of principal to the Class B Certificateholders; provided, however, that Class B Prior Period Interest shall not be distributed until the Distribution Date or Distribution Dates following the Transfer Date on which the Class B Ownership Interest has been reimbursed in full for any reductions.

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                  "Class B Required Amount" shall have the meaning specified in subsection 4.08(b).

                  "Class B Servicing Fee" shall have the meaning specified in
Section 3 hereof.

                  "Class C Additional Interest" shall have the meaning specified in subsection 4.06(c).

                  "Class C Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class C Floating Allocation of the Collections of Finance Charge Receivables deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) of the Agreement).

                  "Class C Certificate Rate" shall mean, for the period from the Closing Date through [______________], [____]% per annum and, with respect to each Interest Period thereafter, a per annum rate equal to [___]% in excess of LIBOR, as determined on the related LIBOR Determination Date, subject to a maximum annual rate of [ ]%.

                  "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

                  "Class C Certificates" shall mean any of the certificates executed and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

                  "Class C Charge-Off" shall have the meaning specified in subsection 4.10(c).
                  "Class C Controlled Amortization Period" shall mean an amortization period commencing on the Distribution Date on which the Class B Ownership Interest has been paid in full and continuing through the earliest to occur of (i) the day before a Pay Out Commencement Date, (ii) the date on which the Class C Ownership Interest has been paid in full, (iii) the date of termination of the Trust pursuant to Section 12.01 of the Agreement and (iv) the Series 1998-1 Termination Date.
                  "Class C Controlled Distribution Amount" shall mean, with respect to each Distribution Date during the Class C Controlled Amortization Period, an amount equal to the Controlled Distribution Amount for such Distribution Date.


                  "Class C Default Amount" shall mean, with respect to any Transfer Date, an amount equal to the product of (a) the Aggregate Default Amount for the related Monthly Period and (b) the Class C Floating Allocation applicable for the related Monthly Period.

                  "Class C Deficiency Amount" shall have the meaning specified in subsection 4.06(c).

                  "Class C Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Ownership Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Certificateholders Ownership Interests as of the close of business on such day; provided, however, that, with respect to the first Monthly Period, the Class C Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Initial Ownership Interest and the denominator of which is the Initial Certificateholders Ownership Interests.

                  "Class C Initial Ownership Interest" shall mean the aggregate initial principal amount of the Class C Certificates, which is $[_______].

                  "Class C Monthly Interest" shall have the meaning specified in subsection 4.06(c).

                  "Class C Monthly Principal" shall mean the monthly principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.07(c).

                  "Class C Ownership Interest" shall mean, on any date of determination, an amount equal to (a) the Class C Initial Ownership Interest, minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(c), minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsection 4.12(a) on all prior Transfer Dates for which the Class C Ownership Interest was to be reduced, minus (e) an amount equal to the amount by which the Class C Ownership Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and 4.10(b), and plus (f) the aggregate of the amounts deducted pursuant to the foregoing clauses (c), (d) and (e) deemed to have been reimbursed on all prior Transfer Dates pursuant to subsection 4.11(f); provided, however, that the Class C Ownership Interest may not be reduced below zero.

                  "Class C Prior Period Interest" shall mean the sum, with respect to each Interest Period in which the Class C Certificates would have accrued interest on the Class C Ownership Interest had the Class C Ownership

Interest not been reduced for reasons other than the payment of principal to the Class C Certificateholders, of an amount equal to the product of (i) the Class C Certificate Rate in effect during such Interest Period plus 2% per annum, (ii) the actual number of days in such Interest Period divided by 360 and (iii) the amount by which the Class C Ownership Interest was less than the Class C Ownership Interest during such Interest Period for reasons other than the payment of principal to the Class C Certificateholders; provided, however, that Class C Prior Period Interest will not be distributed until the Distribution Date or Distribution Dates following the Transfer Date on which the Class C Ownership Interest has been reimbursed in full for any reductions.

                  "Class C Required Amount" shall have the meaning specified in subsection 4.08(c).

                  "Class C Servicing Fee" shall have the meaning specified in
Section 3 hereof.
                  "Closing Date" shall mean April [__], 1998.
                  "Controlled Amortization Amount" shall mean (a) for any Distribution Date with respect to the Class A Controlled Amortization Period, $[____________], (b) for any Distribution Date with respect to the Class B Controlled Amortization Period, $[___________] and (c) for any Distribution Date with respect to the Class C Controlled Amortization Period, $[___________].

                  "Controlled Amortization Period" shall mean any or all of the Class A Controlled Amortization Period, the Class B Controlled Amortization Period or the Class C Controlled Amortization Period, as the context may require.

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                  "Controlled Distribution Amount" shall mean, for any
Distribution Date with respect to the Controlled Amortization Period, an amount equal to the sum of the applicable Controlled Amortization Amount for such Distribution Date and any Deficit Controlled Amortization Amount for the immediately preceding Distribution Date.

                  "Cumulative Series Principal Shortfall" shall mean the sum of the Series Principal Shortfalls (as such term is defined in the related Series Supplement) for each Series.

                  "Default Amount" shall mean, with respect to any Monthly Period and any Receivable under a Loan that became a Defaulted Loan during such Monthly Period, an amount equal to the product of (a) the unpaid amount (including both principal and accrued unpaid finance charges) of such Receivable as of the date that such Loan became a Defaulted Loan and (b) the Floating Investor Percentage with respect to such Monthly Period; provided, however, that the calculation of "Default Amount" shall in no event give effect to (x) losses in respect of Excess Borrower Concentration Amounts computed pursuant to clause (i) of the definition of Excess Receivables Amount or losses in respect of Excess Insurer Concentration Amounts (to the extent relating to an Insurer Insolvency Event) computed pursuant to clause (ii) of such definition or (y) losses incurred after the occurrence of a Pay Out Event pursuant to subsection 9(d) hereof or after the Transferor Ownership Interest falls below the Minimum Transferor Ownership Interest following the occurrence of any other Pay Out Event.

                  "Deficit Controlled Amortization Amount" shall mean (a) on the first Distribution Date with respect to the Class A Controlled Amortization Period, the Class B Controlled Amortization Period or the Class C Controlled Amortization Period, the excess, if any, of the Controlled Amortization Amount for such Distribution Date over the amount distributed from the Series 1998-1 Distribution Account as Class A Monthly Principal, Class B Monthly Principal or Class C Monthly Principal, as the case may be, for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Controlled Amortization Period, the Class B Controlled Amortization Period or the Class C Controlled Amortization Period, the excess, if any, of the Controlled Distribution Amount for such subsequent Distribution Date over the amount distributed from the Series 1998-1 Distribution Account as Class A Monthly Principal, Class B Monthly Principal or Class C Monthly Principal, as the case may be, for such subsequent Distribution Date.

                  "Distribution Date" shall mean [______________], 1998 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  "Excess Finance Charges" shall mean, with respect to any Transfer Date, the sum of (i) the excess of (a) Class A Available Funds for the related Monthly Period over (b) the amounts distributable on such Transfer Date pursuant to subsections 4.09(a)(i) through (iv), (ii) the excess, if any, of (a) Class B Available Funds for the related Monthly Period over (b) the amounts distributable on such Transfer Date pursuant to subsections 4.09(b)(i) through (iv) and (iii) the excess, if any, of (a) Class C Available Funds for the related Monthly Period over (b) the amounts distributable on such Transfer Date pursuant to subsections 4.09(c)(i) through (iv).

                  "Excess Funding Account" shall have the meaning specified in
Section 4.15.

                  "Excess Receivables Amount" shall mean, as of any date of determination, the sum of:

                           (i) the aggregate unpaid principal balance of all Receivables in the Trust as of the end of the immediately preceding Monthly Period having the same Obligor but only to the extent such aggregate balance is in excess of 0.60% of the aggregate unpaid principal balance of all Receivables in the Trust as of the end of such Monthly Period (such aggregate excess amounts, the "Excess Borrower Concentration Amounts"); and

                           (ii) the greater of:


                           (a) the sum, for each Moody's Non-Investment Grade
                  Insurer (including for this purpose any affiliated Moody's Non-Investment Grade Insurer) of, if more than 5% of the aggregate unpaid principal balance of all Receivables in the Trust as of the end of such Monthly Period arise from Loans made to finance premiums due to such insurer (including any such affiliated insurer), the aggregate unpaid principal balance of such Receivables but only to the extent in excess of such percentage; and

                           (b) the sum, for each insurer (including any
                  affiliated insurer), of the greater of:

                           (I) if more than 2% of the aggregate unpaid principal
                  balance of all Receivables in the Trust as of the end of such Monthly Period arise from Loans made to finance premiums due to the same S&P Non-Investment Grade Insurer (including for this purpose any affiliated S&P Non-Investment Grade Insurer), the aggregate unpaid principal balance of such Receivables but only to the extent in excess of such percentage; and

                           (II) if more than 4% of the aggregate unpaid
                  principal balance of all Receivables in the Trust as of the end of such Monthly Period arise from Loans made to finance premiums due to the same S&P Non-AAA Insurer (including for this purpose any affiliated S&P Non-AAA Insurer), the aggregate unpaid principal balance of such Receivables but only to the extent in excess of such percentage (the greater of such aggregate excess amounts in clauses (a) and (b), the "Excess Insurer Concentration Amounts").

For purposes of making any calculation: (x) pursuant to clause (ii) above, any amount that would be part of the Excess Receivables Amount under such clause shall be taken into account only to the extent not already taken into account under clause (i) and (y) pursuant to clause (i) or clause (ii) above, the aggregate of the losses, if any, previously realized in respect of any Obligor subject to clause (i) above or any insurer referred to in subclauses (a), (b)(I) and/or (b)(II) of clause (ii) above (to the extent relating to an Insurer Insolvency Event) shall reduce the percentage levels used in calculating the excess amounts set forth or referred to in such clause or subclauses with respect to any single Obligor or insurer.

                  "Financed Premium Percentage" shall mean, in respect of any Monthly Period, the ratio (expressed as a percentage) of the aggregate of the portions of premiums financed or committed to be financed, as of the respective dates of origination of the Related Loans, of all Additional Receivables transferred to the Trust during such Monthly Period to the aggregate of the premiums paid or committed to be paid with respect to such Loans.

                  "Fixed Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Certificateholders Ownership Interests as of the close of business on the last day of the Monthly Period that ends immediately prior to the last day of the Revolving Period and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period and (b) the sum of the numerators used to calculate the respective percentages allocable to holders of Investor Certificates (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination.
                  "Floating Investor Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Certificateholders Ownership Interests as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Certificateholders Ownership Interests) and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period and (b) the sum of the numerators used to calculate the respective percentages allocable to holders of Investor Certificates (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination.
                  "H.15(519)" shall mean the weekly statistical release designated as such, published by the Board of Governors of the Federal Reserve System (or such other release which may replace H.15(519)).

                  "Initial Certificateholders Ownership Interests" shall mean $[__________].

                  "Insurer Insolvency Event" shall mean, with respect to any insurer, the commencement of a state insolvency, receivership or similar proceeding in respect of such insurer.

                  "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                  "Investor Certificates" shall mean the Class A Certificates, the Class B Certificates and the Class C Certificates.

                  "Investor Percentage" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Amortization Period or the Rapid Amortization Period, the Fixed Investor Percentage.

                  "Investor Principal Collections" shall mean, with respect to any Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 4.05(a)(ii),
(iii) and (iv), or 4.05(b)(ii), in each case, as applicable to such Monthly

Period, (b) the aggregate amount to be treated as Investor Principal Collections pursuant to subsections 4.09(a)(iv), 4.09(b)(iv), 4.09(c)(iv), 4.11(c), 4.11(d) and 4.11(f) for such Monthly Period (other than such amount paid from Reallocated Principal Collections), and (c) the aggregate amount of Collections on deposit in the Excess Funding Account on the related Transfer Date that are to be deposited in the Principal Account pursuant to subsection 4.09(f).

                  "Investor Servicing Fee" shall have the meaning specified in
Section 3 hereof.

                  "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month Dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.16.

                  "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of the second and each subsequent Interest Period.

                  "Maximum Yield Enhancement Amount" shall mean, with respect to any Transfer Date, the amount calculated pursuant to the proviso to the definition of "Available Yield Enhancement Amount," determined on the assumption that the Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate used in determining Class A Monthly Interest, Class B Monthly Interest and Class C Monthly Interest, respectively, equals in each case 16.00% per annum.

                  "Monthly Payment Rate" shall mean, in respect of any Monthly Period, a fraction (expressed as a percentage), the numerator of which shall equal the aggregate Collections received by the Trust during such Monthly Period and the denominator of which shall equal the aggregate amount of Principal Receivables in the Trust at the end of the preceding Monthly Period.

                  "Monthly Period" shall have the meaning specified in the Agreement.

                  "Moody's Non-Investment Grade Insurer" shall mean, on any date of determination, an insurer that as of the end of the immediately preceding Monthly Period did not have an insurance financial strength rating of at least investment grade (i.e., in one of the top four generic rating categories, irrespective of any plus or minus) by Moody's (other than AIG or any wholly owned subsidiary of AIG), unless Moody's shall have previously notified the Transferor in writing that such insurer is not to be deemed a Moody's Non-Investment Grade Insurer (and shall not have revoked such notification).

                  "Net Servicing Fee Rate" shall mean (a) so long as AIC and AICCO are collectively the Servicer, 0% per annum and (b) otherwise, 0.50% per annum.

                  "91 Day Delinquency Amount" shall mean, as of any Transfer

Date, an amount equal to the product of (a) the Floating Investor Percentage and (b) the aggregate outstanding principal amount as of the end of the immediately preceding Monthly Period of the Loans relating to Receivables then in the Trust that are then overdue 91 days or more after cancellation of the related insurance policies (or, if cancellation was delayed, whether due to a stay by reason of an Obligor's bankruptcy or other reason, after the date the policy would have been cancelled in the absence of such delay).

                  "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 or a Series 1998-1 Pay Out Event is deemed to occur pursuant to Section 9 hereof.

                  "Pool Factor" shall mean, with respect to the last day of any Monthly Period, a number carried out to seven decimals representing the ratio of the Certificateholders Ownership Interests as of such day (determined after taking into account any reduction therein which will occur on the

Distribution Date following such last day of such Monthly Period) to the Initial Certificateholders Ownership Interests.

                  "Prior Period Interest" shall mean, with respect to any Distribution Date, the sum of Class A Prior Period Interest, Class B Prior Period Interest and Class C Prior Period Interest, if any, but only to the extent due and payable to Certificateholders on such Distribution Date.

                  "Rapid Amortization Period" shall mean the Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 1998-1 Termination Date and (b) the termination of the Trust pursuant to Section 12.01.

                  "Rating Agency" shall mean each of Moody's and Standard & Poor's.

                  "Reallocated Class A Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the product of
(a) the Class A Floating Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class A Ownership Interest after giving effect to any Class A Charge-Offs for such Transfer Date.

                  "Reallocated Class B Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the product of
(a) the Class B Floating Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of

Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class B Ownership Interest after giving effect to any Class B Charge-Offs for such Transfer Date.

                  "Reallocated Class C Principal Collections" shall mean, with respect to any Transfer Date, Collections of Principal Receivables applied in accordance with subsection 4.12(a) in an amount not to exceed the product of
(a) the Class C Floating Allocation with respect to the Monthly Period relating to such Transfer Date and (b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Transfer Date; provided, however, that such amount shall not exceed the Class C Ownership Interest after giving effect to any Class C Charge-Offs for such Transfer Date.

                  "Reallocated Principal Collections" shall mean, with respect to any Transfer Date, the sum of (a) Reallocated Class A Principal Collections for such Transfer Date, (b) Reallocated Class B Principal Collections for such Transfer Date and (c) Reallocated Class C Principal Collections for such Transfer Date.

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer and identified in an officer's certificate delivered to the Trustee on the Closing Date or in any subsequent officer's certificate delivered no later than one Business Day prior to any applicable LIBOR Determination Date.

                  "Related Loan" shall mean, with respect to any Receivable in the Trust on any date of determination, the Loan giving rise to such Receivable.

                  "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Class A Controlled Amortization Period commences and (b) the Pay Out Commencement Date.

                  "S&P Non-AAA Insurer" shall mean, on any date of determination, an insurer that as of the end of the immediately preceding Monthly Period did not have a claims-paying ability rating at least as high as the then applicable rating assigned by Standard & Poor's to the Class A Certificates, unless Standard & Poor's shall have previously notified the Transferor in writing that such insurer is not to be deemed an S&P Non-AAA Insurer (and shall not have revoked such notification).

                  "S&P Non-Investment Grade Insurer" shall mean, on any date of determination, an insurer that as of the end of the immediately preceding Monthly Period did not have a claims-paying ability rating of at least investment grade (i.e., in one of the top four generic rating categories, irrespective of any plus or minus) by Standard & Poor's (other than any affiliate of AIG with a qualified solvency rating of BBBq from Standard & Poor's), unless Standard & Poor's shall have previously notified the Transferor in writing that such insurer is not to be deemed an S&P Non-Investment Grade Insurer (and shall not have revoked such notification).

                  "Series 1998-1" shall mean the Series of the AIC Premium Finance Loan Master Trust represented by the Investor Certificates.

                  "Series 1998-1 Certificateholder" shall mean the holder of record of a Series 1998-1 Certificate.

                  "Series 1998-1 Certificates" shall mean the Class A Certificates, the Class B Certificates and the Class C Certificates.

                  "Series 1998-1 Distribution Account" shall mean the account established for the benefit of the Certificateholders pursuant to subsection 4.02(c) of the Agreement.

                  "Series 1998-1 Pay Out Event" shall have the meaning specified in Section 9 hereof.

                  "Series 1998-1 Termination Date" shall mean the earlier to occur of (a) the Distribution Date on which the Certificateholders Ownership Interests are paid in full, or (b) the [__________] Distribution Date.

                  "Series 1998-1 Yield Enhancement Account" shall have the meaning specified in subsection 4.14(a).

                  "Series Principal Shortfall" shall mean with respect to the Series 1998-1 Certificates and any Transfer Date, the excess, if any, of (a)
(i) with respect to any Transfer Date during the Controlled Amortization Period, the applicable Controlled Distribution Amount for such Transfer Date or (ii) with respect to any Transfer Date during the Rapid Amortization Period, the Certificateholders Ownership Interests over (b) the Investor Principal Collections minus the Reallocated Principal Collections for such Transfer Date.

                  "Shared Principal Collections" shall mean either (a) the amount allocated to the Series 1998-1 Certificates which may be applied to the "Series Principal Shortfall" with respect to other outstanding Series of investor certificates or (b) the amounts allocated to the investor certificates of other Series which the applicable supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover any Series Principal Shortfall with respect to the Series 1998-1 Certificates.

                  SECTION 3. Servicing Compensation. The share of the Servicing Fee allocable to Series 1998-1 with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to the sum of the Class A Servicing Fee, the Class B Servicing Fee and the Class C Servicing Fee with respect to such date. The share of the Servicing Fee allocable to the Class A Ownership Interest with respect to any Transfer Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Certificateholders Ownership Interests as of the last day of the Monthly Period preceding such Transfer Date. The share of the Servicing Fee allocable to the Class B Ownership Interest with respect to any Transfer Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Certificateholders Ownership Interests as of the last day of the Monthly Period preceding such Transfer Date. The share of the Servicing Fee allocable to the Class C Ownership Interest with respect to any Transfer Date (the "Class C Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class C Floating Allocation, (ii) the Net Servicing Fee Rate and (iii) the Certificateholders Ownership Interests as of the last day of the Monthly Period preceding such Transfer Date. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Holder of the Transferor Certificate or the certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(a)(iii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(b)(iii) and 4.11(b). The Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.09(c)(iii) and 4.11(e). For so long as AIC and AICCO are collectively the Servicer, AIC and AICCO shall be entitled to apportion the Servicing Fee between themselves in such manner as they see fit.

                  SECTION 4. Cleanup Call. The Investor Certificates shall be subject to purchase by the Transferor at its option, in accordance with the terms specified in subsection 12.02(a), on any Distribution Date on or after the Distribution Date on which the Certificateholders Ownership Interests are reduced to an amount less than or equal to $[________]. The deposit required in connection with any such purchase will be equal to the sum of (a) the Certificateholders Ownership Interests and (b) accrued and unpaid interest on the Certificates through the day preceding the Distribution Date on which the purchase occurs less the amounts, if any, on deposit at such Distribution Date in the Series 1998-1 Distribution Account for the payment of principal and interest due the Certificateholders.

                  SECTION 5. Delivery and Payment for the Certificates. The Trustee shall execute, authenticate and deliver the Series 1998-1 Certificates in accordance with Section 6.02 of the Agreement and Section 6 below.

                  SECTION 6. Depository; Form of Delivery of Certificates; Transfer Restrictions.

                  (a) The Class A Certificates and the Class B Certificates

shall be delivered as Book- Entry Certificates as provided in Sections 6.01 and 6.10. The Class C Certificates shall be delivered as Registered Certificates in certificated form as provided in Section 6.01, shall be registered in the name of the Transferor and, notwithstanding anything to the contrary contained in the Agreement, shall not be transferred, sold or pledged, in whole or in part, other than pursuant to subsection 6(c) below.

                  (b) The Depository for Series 1998-1 shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be Registered Certificates initially registered in the name of Cede & Co., its nominee.
                  (c) Pursuant to subsection 6.09(b) of the Agreement, the Series 1998-1 Certificateholders shall have the right to tender their Series 1998-1 Certificates, and the Holder of the Transferor Certificate may reduce the Transferor Ownership Interest, to effectuate the issuance of one or more new Series of investor certificates in accordance with the terms and conditions contained in a notice of New Series Issuance delivered by the Trustee to the Series 1998-1 Certificateholders. Any such notice shall specify, among other things: (a) the amount of Series 1998-1 Certificates that may be tendered, (b) the Certificate Rate with respect to the new Series, (c) the term of the new Series, (d) the method of computing the investor percentage of the new Series, (e) the Credit Enhancement, if any, with respect to the new Series and (f) the time and the manner at which the tender and cancellation of the Series 1998-1 Certificates and the issuance of the new Series of Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.09(b) and 6.09(c) of the Agreement, the Trustee shall cancel the applicable Series 1998-1 Certificates and shall issue such Series of investor certificates, dated the New Series Issuance Date.

                  SECTION 7. Article IV of Agreement. Sections 4.01, 4.02 and
4.03 shall be read in their entirety as provided in the Agreement. Article IV (except for Sections 4.01, 4.02 and 4.03 thereof) shall read in its entirety as follows and shall be applicable only to the Investor Certificates:

                                  ARTICLE IV

                       RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 4.04 Rights of Certificateholders. The Investor Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in the Agreement and this Series Supplement, (a) the Floating Investor Percentage and Fixed Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) without duplication, funds on deposit in the Collection Account, the Finance Charge Account, the Principal Account, the Series 1998-1 Yield Enhancement Account, the Excess Funding Account and the Series 1998-1 Distribution Account. The Class C Certificates shall be subordinate to the Class A Certificates and the Class B Certificates to the extent provided herein. The Class B Certificates shall be subordinate to the Class A Certificates to the extent provided herein. The Transferor Certificate shall not represent any interest in the Collection Account, the Finance Charge Account, the Principal Account, the

Series 1998-1 Yield Enhancement Account, the Excess Funding Account or the Series 1998-1 Distribution Account, except as specifically provided in this
Article IV.

                  SECTION 4.05 Allocations.

                  (a) Allocations During the Revolving Period and the Controlled Amortization Period. During the Revolving Period and the Controlled Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Certificateholders or the Holder of the Transferor Certificate and pay or deposit from the Collection Account the following amounts as set forth below:

                           (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections received in respect of Finance Charge Receivables on such date, to be applied in accordance with Section 4.09.

                           (ii) Deposit into the Principal Account an amount equal to the product of (A) the Class C Floating Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsections 4.09(d) and (e).

                           (iii) Deposit into the Principal Account an amount equal to the product of (A) the Class B Floating Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsections 4.09(d) and (e).

                           (iv) Deposit into the Principal Account an amount equal to the product of (A) the Class A Floating Allocation on the date of receipt of such Collections, (B) the Investor Percentage on the date of receipt of such Collections and (C) the aggregate amount of Collections received in respect of Principal Receivables on such date, to be applied first in accordance with Section 4.12 and then in accordance with subsections 4.09(d) and (e).

                           (v) Pay to the Holder of the Transferor Certificate (without duplication) an amount equal to the excess, if any, of the aggregate amount of Collections received in respect of Finance Charge Receivables and Principal Receivables on the date of receipt of such Collections over the sum of (A) the amounts deposited pursuant to subsections 4.05(a)(i), (ii), (iii) and (iv) above; (B) the amount required to be deposited in the Series 1998-1 Yield Enhancement Account pursuant to subsection 4.14(b); and (C) any amounts required to be otherwise applied under any comparable provision of any other Supplement; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.05(a)(v) and any comparable provision of any other Supplement with respect to any such date shall be paid to such Holder only to the extent that the Transferor Ownership Interest on such date (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such date and the application of payments referred to in subsection 4.03(b)) is greater than the Minimum Transferor Ownership Interest as of the end of the immediately preceding Monthly Period and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.05(c); provided further, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.05(a)(v) and any comparable provision of any other Supplement be greater than the Transferor Ownership Interest on such date.
                                      16

                  (b) Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:

                           (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections received in respect of Finance Charge Receivables on such date, to be applied in accordance with Section 4.09.

                           (ii) Deposit into the Principal Account an amount equal to the product of (A) the Investor Percentage on the date of receipt of such Collections and (B) the aggregate amount of Collections received in respect of Principal Receivables on such date; provided, however, that the amount deposited into the Principal Account pursuant to this subsection 4.05(b)(ii) shall not exceed the Certificateholders Ownership Interests as of the close of business on the last day of the prior Monthly Period (after taking into account any payments to be made on the Distribution Date relating to such prior Monthly Period).
                           (iii) Pay to the Holder of the Transferor Certificate (without duplication) an amount equal to the excess, if any, of the aggregate amount of Collections received in respect of Finance Charge Receivables and Principal Receivables on the date of receipt of such Collections over the sum of (A) the amounts deposited pursuant to subsections 4.05(b)(i) and (ii) above; (B) the amount required to be deposited in the Series 1998-1 Yield Enhancement Account pursuant to subsection 4.14(b); and (C) any amounts required to be otherwise applied under any comparable provision of any other Supplement; provided, however, that the amount to be paid to the Holder of the Transferor Certificate pursuant to this subsection 4.05(b)(iii) and any comparable provision of any other Supplement with respect to any such date shall be paid to such Holder only to the extent that the Transferor Ownership Interest on such date (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such date and the application of payments referred to in subsection 4.03(b)) is greater than the Minimum Transferor Ownership Interest as of the end of the immediately preceding Monthly Period and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.05(c); provided further, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.05(b)(iii) and any comparable provision of any other Supplement be greater than the Transferor Ownership Interest on such date.
                  (c) Excess Funding Collections. Any Collections in respect of Principal Receivables or Finance Charge Receivables not allocated and paid to the Holder of the Transferor Certificate because of the limitations contained in subsections 4.05(a)(v), 4.05(b)(iii), 4.09(d)(ii), 4.09(e)(v) and 4.11(g) shall be deposited in the Series 1998-1 Yield Enhancement Account and any other comparable account for any other Series to the extent required by such subsections and/or subsection 4.14(b) and any comparable provision of any other Supplement, and the remainder shall be held in the Excess Funding
Account and, prior to the commencement of the Controlled Amortization Period or the Rapid Amortization Period, shall be paid (without duplication) to the Holder of the Transferor Certificate on any subsequent date when, and only to the extent that, the Transferor Ownership Interest on such date is greater than the Minimum Transferor Ownership Interest as of the end of the
immediately preceding Monthly Period.
                                      17

                  Notwithstanding the preceding provisions of subsections 4.05(a) and 4.05(b), the deposits required by such subsections shall be subject to the third paragraph of subsection 4.03(a) of the Agreement. With respect to any Series of Certificates, and notwithstanding anything in the Agreement or any Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account, the Principal Account or the Excess Funding Account pursuant to subsections 4.05(a) and 4.05(b), with respect to any Monthly Period, (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account, the Principal Account or the Excess Funding Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to the Certificateholders of all Series and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account and allocate and pay such excess (without duplication) to the Holder of the Transferor Certificate in accordance with subsection 4.03(c) of the Agreement.
                  SECTION 4.06 Determination of Monthly Interest.

                  (a) The amount of monthly interest distributable to the Class A Certificates shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate in effect with respect to the related Interest Period, and (ii) the Class A Ownership Interest determined as of the Record Date occurring during such Interest Period (the "Class A Monthly Interest"); provided, however, that in addition to Class A Monthly Interest an amount equal to the sum of (i) the amount of any unpaid Class A Deficiency Amounts, as defined below, and (ii) an amount equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(2) a rate equal to 2% over the Class A Certificate Rate in effect with respect to the related Interest Period, and (B) any Class A Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class A Certificateholders) (such sum, the "Class A Additional Interest") shall also be distributable to the Class A Certificates; provided further, that the "Class A Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(a) as of the prior Interest Period over the amount actually paid in respect thereof on the preceding Distribution Date.

                  (b) The amount of monthly interest distributable to the Class B Certificates shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate in effect with respect to the related Interest Period, and (ii) the Class B Ownership Interest determined as of the Record Date occurring during such Interest Period (the "Class B Monthly Interest"); provided, however, that in addition to Class B Monthly Interest an amount equal to the sum of (i) the amount of any unpaid Class B Deficiency Amounts, as defined below, and (ii) an amount equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(2) a rate equal to 2% over the Class B Certificate Rate in effect with respect to the related Interest Period, and (B) any Class B Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class B Certificateholders) (such sum, the "Class B Additional Interest") shall also be distributable to the Class B Certificates; provided further, that the "Class B Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(b) as of the prior Interest Period over the amount actually paid in respect thereof on the preceding Distribution Date. Notwithstanding anything to the contrary herein, payment of any Class B Additional Interest shall be suspended during any period when the Class B Ownership Interest is zero and payment thereof shall be cancelled on the first date during the Class B Controlled Amortization Period or, if applicable, the Rapid Amortization Period when the Class B Ownership Interest is or becomes zero.


                  (c) The amount of monthly interest distributable to the Class C Certificates shall be determined as of each Transfer Date and shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Certificate Rate in effect with respect to the related Interest Period, and (ii) the Class C Ownership Interest determined as of the Record Date occurring during such Interest Period (the "Class C Monthly Interest"); provided, however, that in addition to Class C Monthly Interest an amount equal to the sum of (i) the amount of any unpaid Class C Deficiency Amounts, as defined below, and (ii) an amount equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times
(2) a rate equal to 2% over the Class C Certificate Rate in effect with respect to the related Interest Period, and (B) any Class C Deficiency Amount from the prior Transfer Date, as defined below (or the portion thereof which has not theretofore been paid to Class C Certificateholders) (such sum, the "Class C Additional Interest") shall also be distributable to the Class C Certificates; provided further, that the "Class C Deficiency Amount" for any Transfer Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.06(c) as of the prior Interest Period over the amount actually paid in respect thereof on the preceding Distribution Date. Notwithstanding anything to the contrary contained herein, payment of any Class C Additional Interest shall be suspended during any period when the Class C Ownership Interest is zero and payment thereof shall be cancelled on the first date during the Class C Controlled Amortization Period or, if applicable, the Rapid Amortization Period when the Class C Ownership Interest is or becomes zero.

                  SECTION 4.07 Determination of Monthly Principal.

                  (a) The amount of monthly principal distributable from the Principal Account with respect to the Class A Certificates on each Transfer Date, beginning with the Transfer Date in the month in which the Class A Controlled Amortization Period begins or, if earlier, the first Transfer Date occurring after the Rapid Amortization Period begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date occurring during the Class A Controlled Amortization Period, commencing with the [____________] Transfer Date, prior to the payment in full of the Class A Ownership Interest, the Controlled Distribution Amount for the related Distribution Date and (iii) the Class A Ownership Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections
4.10 and 4.12) on such Transfer Date.

                  (b) The amount of monthly principal distributable from the Principal Account with respect to the Class B Certificates on each Transfer Date, for the Class B Controlled Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class A Ownership Interest will have been paid in full, and during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class A Ownership Interest will have been paid in full, shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor

Principal Collections applied to Class A Monthly Principal on such Transfer
Date), (ii) for each Transfer Date with respect to the Class B Controlled

Amortization Period prior to the payment in full of the Class B Ownership Interest, the Controlled Distribution Amount for the related Distribution Date (minus the portion of such Controlled Distribution Amount applied to Class A Monthly Principal on such Transfer Date), and (iii) the Class B Ownership Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections 4.10 and 4.12) on such Transfer Date.

                  (c) The amount of monthly principal distributable from the Principal Account with respect to the Class C Certificates on each Transfer Date, for the Class C Controlled Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class B Ownership Interest will have been paid in full, and during the Rapid Amortization Period, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class B Ownership Interest will have been paid in full, shall be an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date), (ii) for each Transfer Date with respect to the Class C Controlled Amortization Period prior to the payment in full of the Class C Ownership Interest, the Controlled Distribution Amount for the related Distribution Date (minus the portion of such Controlled Distribution Amount applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date), and (iii) the Class C Ownership Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Sections
4.10 and 4.12) on such Transfer Date.

                  SECTION 4.08 Coverage of Required Amount. (a) On or before each Transfer Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which an amount equal to (i) the Class A Monthly Interest for such Transfer Date, plus (ii) the Class A Additional Interest, if any, for such Transfer Date, plus (iii) the Class A Servicing Fee for such Transfer Date, plus (iv) the Class A Servicing Fee, if any, due but not paid on any prior Transfer Date that will be distributable on the related Distribution Date, plus (v) the Class A Default Amount, if any, for such Transfer Date, plus (vi) Class A Prior Period Interest, if any, for such Transfer Date that will be distributable on the related Distribution Date, exceeds the Class A Available Funds for the related Monthly Period.

                  (b) On or before each Transfer Date, the Servicer shall also determine the amount (the "Class B Required Amount"), if any, by which an amount equal to (i) the Class B Monthly Interest for such Transfer Date, plus
(ii) the Class B Additional Interest, if any, for such Transfer Date, plus
(iii) the Class B Servicing Fee for such Transfer Date, plus (iv) the Class B Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (v) the Class B Default Amount, if any, for such Transfer Date, plus (vi) Class B Prior Period Interest, if any, for such Transfer Date that will be distributable on the related Distribution Date, exceeds the Class B Available Funds for the related Monthly Period.

                  (c) On or before each Transfer Date, the Servicer shall also determine the amount (the "Class C Required Amount"), if any, by which an amount equal to (i) the Class C Monthly Interest for such Transfer Date, plus
(ii) the Class C Additional Interest, if any, for such Transfer Date, plus
(iii) the Class C Servicing Fee for such Transfer Date, plus (iv) the Class C Servicing Fee, if any, due but not paid on any prior Transfer Date, plus (v) the Class C Default Amount, if any, for such Transfer Date, plus (vi) Class C Prior Period Interest, if any, for such Transfer Date that will be distributable on the related Distribution Date, exceeds the Class C Available Funds for the related Monthly Period.

                  (d) In the event that the sum of the Class A Required Amount, the Class B Required Amount and the Class C Required Amount for such Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee thereof on such Transfer Date. In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the funds on deposit in the Series 1998-1 Yield Enhancement Account with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, shall be distributed from the Series 1998-1 Yield Enhancement Account on such Transfer Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Transfer Date exceeds the amount of funds on deposit in the Series 1998-1 Yield Enhancement Account with respect to such Transfer Date, the Collections of Principal Receivables allocable to each Class of Investor Certificates with respect to the prior Monthly Period shall be applied as specified in Section 4.12. In the event that the Class B Required Amount for such Transfer Date is greater than zero, all or a portion of the funds on deposit in the Series 1998-1 Yield Enhancement Account with respect to such Transfer Date in an amount equal to the Class B Required Amount, to the extent available, shall be distributed from the Series 1998-1 Yield Enhancement Account on such Transfer Date pursuant to Section 4.11(b). In the event that the Class B Required Amount for such Transfer Date exceeds the amount of funds on deposit in the Series 1998-1 Yield Enhancement Account available to fund the Class B Required Amount pursuant to subsection 4.11(b), the Collections of Principal Receivables allocable to each Class of Investor Certificates shall be applied as specified in Section 4.12.

                  SECTION 4.09 Monthly Payments. On or before each Transfer Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of the Monthly Servicer Report) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts in respect of the Series 1998-1 Certificates required to be withdrawn from the Finance Charge Account, the Principal Account, the Excess Funding Account and the Series 1998-1 Distribution Account, as follows:


                  (a) An amount equal to the Class A Available Funds deposited into the Finance Charge Account for the related Monthly Period (together with funds deposited into the Finance Charge Account on such Transfer Date pursuant to subsection 4.11(a) and 4.12(a)(i)) shall be distributed in the following priority:

                           (i) an amount equal to Class A Monthly Interest for such Transfer Date shall be deposited into the Series 1998-1 Distribution Account;

                           (ii) an amount equal to Class A Additional Interest for such Transfer Date shall be deposited into the Series 1998-1 Distribution Account;

                           (iii) an amount equal to the Class A Servicing Fee for such Transfer Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

                           (iv) an amount equal to the Class A Default Amount, if any, for such Transfer Date shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

                           (v) an amount equal to Class A Prior Period Interest, if any, to the extent distributable on the related Distribution Date, shall be deposited into the Series 1998-1 Distribution Account.

                  (b) An amount equal to the Class B Available Funds deposited into the Finance Charge Account for the related Monthly Period (together with funds deposited into the Finance Charge Account on such Transfer Date pursuant to subsection 4.11(b) and 4.12(a)(ii)) shall be distributed in the following priority:

                           (i) an amount equal to the Class B Monthly Interest for such Transfer Date shall be deposited into the Series 1998-1 Distribution Account;

                           (ii) an amount equal to Class B Additional Interest for such Transfer Date shall be deposited into the Series 1998-1 Distribution Account;

                           (iii) an amount equal to the Class B Servicing Fee for such Transfer Date plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

                           (iv) an amount equal to the Class B Default Amount, if any, for such Transfer Date shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account for such Transfer Date; and

                           (v) an amount equal to Class B Prior Period Interest, if any, to the extent distributable on the related Distribution Date, shall be deposited into the Series 1998-1 Distribution Account.

                  (c) An amount equal to the Class C Available Funds deposited into the Finance Charge Account for the related Monthly Period (together with funds deposited into the Finance Charge Account on such Transfer Date pursuant to subsection 4.11(e)) shall be distributed in the following priority:

                           (i) an amount equal to Class C Monthly Interest for such Transfer Date, shall be deposited into the Series 1998-1 Distribution Account;

                           (ii) an amount equal to Class C Additional Interest for such Transfer Date shall be deposited into the Series 1998-1 Distribution Account;

                           (iii) an amount equal to the Class C Servicing Fee for such Transfer Date, plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Transfer Date shall be distributed to the Servicer;

                           (iv) an amount equal to the Class C Default Amount, if any, for such Transfer Date shall be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date; and

                           (v) an amount equal to Class C Prior Period Interest, if any, to the extent distributable on the related Distribution Date, shall be deposited into the Series 1998-1 Distribution Account.

                  (d) During the Revolving Period, an amount equal to the Available Investor Principal Collections for Series 1998-1 deposited into the Principal Account for the related Monthly Period (giving effect to amounts to be deposited therein on such Transfer Date pursuant to subsections 4.09(a)(iv), 4.09(b)(iv), 4.09(c)(iv), 4.11(c), 4.11(d) and 4.11(f)) shall be distributed in the following priority:

                           (i) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections for Series 1998-1 and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series and (2) the Cumulative Series Principal Shortfall, if any, and (B) Available Investor Principal Collections for Series 1998-1, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series other than this Series 1998-1; and

                           (ii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for Series 1998-1 for such Monthly Period over (B) the applications specified in subsection 4.09(d)(i) above shall be paid on such Transfer Date, without duplication, to the Holder of the Transferor Certificate; provided, however, that the amount to be paid to such Holder pursuant to this subsection 4.09(d)(ii) with respect to such date shall be paid only if the Transferor Ownership Interest on such date (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such date and the application of payments referred to in subsection 4.03(b)) is greater than the Minimum Transferor Ownership Interest as of the end of the immediately preceding Monthly Period and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.05(c); provided further, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.09(d)(ii) and any comparable provision of any other Supplement be greater than the Transferor Ownership Interest on such Transfer Date.
                  (e) During the Controlled Amortization Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections for Series 1998-1 deposited into the Principal Account for the related Monthly Period (giving effect to amounts to be deposited therein on such Transfer Date pursuant to subsections 4.09(a)(iv), 4.09(b)(iv), 4.09(c)(iv), 4.09(f), 4.11(c), 4.11(d) and 4.11(f)) shall be distributed in the following priority:

                           (i) an amount equal to the Class A Monthly Principal for such Transfer Date shall be deposited into the Series 1998-1 Distribution Account;

                           (ii) for each Distribution Date beginning with the Distribution Date on which the Class A Ownership Interest is paid in full, after giving effect to the distribution referred to in clause (i) above, an amount equal to the Class B Monthly Principal for such Transfer Date shall be deposited into the Series 1998-1 Distribution Account;

                           (iii) for each Distribution Date beginning with the Distribution Date on which the Class B Ownership Interest is paid in full, after giving effect to the distribution referred to in clauses
         (i) and (ii) above, an amount equal to the Class C Monthly Principal for such Transfer Date shall be deposited into the Series 1998-1 Distribution Account;

                           (iv) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections for Series 1998-1 remaining after the applications specified in subsections 4.09(e)(i), (ii) and (iii) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series and (2) the Cumulative Series Principal Shortfall, if any, and (B) the Available Investor Principal Collections for Series 1998-1 remaining after the applications specified in subsections 4.09(e)(i), (ii) and (iii) above, shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series other than this Series 1998-1; and
                           (v) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for Series 1998-1 for such Monthly Period over (B) the applications specified in subsection 4.09(e)(i) through (iv) above shall be paid on such Transfer Date, without duplication, to the Holder of the Transferor Certificate; provided, however, that the amount to be paid to such Holder pursuant to this subsection 4.09(e)(v) with respect to such date shall be paid only if the Transferor Ownership Interest on such date (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such date and the application of payments referred to in subsection 4.03(b)) is greater than the Minimum Transferor Ownership Interest as of the end of the immediately preceding Monthly Period and otherwise shall be deposited into the Excess Funding Account in accordance with subsection 4.05(c); provided further, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.09(e)(v) and any comparable provision of any other Supplement be greater than the Transferor Ownership Interest on such Transfer Date.
                  (f) On each Transfer Date with respect to the Controlled Amortization Period, any amounts on deposit in the Excess Funding Account on such Transfer Date (or, if such Transfer Date also relates to an Amortization Period for any other Series, a portion of such amounts determined on a pari passu basis in accordance with the fixed investor percentage of each such other Series and the Fixed Investor Percentage for Series 1998-1) shall be deposited into the Principal Account and included in the Investor Principal Collections to be applied pursuant to subsection 4.09(e) on such Transfer
Date. On the earlier to occur of the first Transfer Date with respect to the Rapid Amortization Period or the Transfer Date immediately preceding the Series 1998-1 Termination Date, and on each subsequent Transfer Date occurring during the Rapid Amortization Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Excess Funding Account and deposit in the Principal Account for application as Investor Principal Collections pursuant to subsection 4.09(e) the entire amount on deposit in the Excess Funding Account (or, if such Transfer Date also relates to an Amortization Period for any other Series, a portion of such amount determined on a pari passu basis in accordance with the fixed investor percentage of each such other Series and the Fixed Investor Percentage for Series 1998-1).

                  (g) On each Distribution Date during the Revolving Period, the Trustee shall pay in accordance with Section 5.01 from the Series 1998-1 Distribution Account the following amounts (in each case determined as of the immediately preceding Transfer Date) in the following order of priority:

                           (i)      to the Class A Certificateholders:

                                    (A)     Class A Monthly Interest;

                                    (B)     Class A Additional Interest, if any;

                                    (C)     Class A Prior Period Interest, if
                                            any, to the extent distributable on
                                            such Distribution Date;

                           (ii)     to the Class B Certificateholders:

                                    (A)     Class B Monthly Interest;

                                    (B)     Class B Additional Interest, if any;

                                    (C)     Class B Prior Period Interest, if
                                            any, to the extent distributable on
                                            such Distribution Date;

                           (iii)            to the Class C Certificateholders:

                                    (A)     Class C Monthly Interest;

                                    (B)     Class C Additional Interest, if any;

                                    (C)     Class C Prior Period Interest, if
                                            any, to the extent distributable on
                                            such Distribution Date.

                  (h) On the earlier to occur of the first Distribution Date in the month in which the Class A Controlled Amortization Period begins or the first Distribution Date occurring after the Rapid Amortization Period begins, and on each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer, shall pay in accordance with Section 5.01 from the Series 1998-1 Distribution Account the following amounts (in each case determined as of the immediately preceding Transfer Date) in the following order of priority:

                           (i)      to the Class A Certificateholders:

                                    (A)     Class A Monthly Interest;

                                    (B)     Class A Additional Interest, if any;

                                    (C)     Class A Prior Period Interest, if
                                            any, to the extent distributable on
                                            such Distribution Date;

                           (ii)     to the Class B Certificateholders:

                                    (A)     Class B Monthly Interest;

                                    (B)     Class B Additional Interest, if any;


                                    (C)     Class B Prior Period Interest, if
                                            any, to the extent distributable on
                                            such Distribution Date;

                           (iii) to the Class A Certificateholders, Class A Monthly Principal;

                           (iv) to the Class B Certificateholders, Class B Monthly Principal;

                           (v)      to the Class C Certificateholders:

                                    (A)     Class C Monthly Interest;

                                    (B)     Class C Additional Interest, if any;

                                    (C)     Class C Prior Period Interest, if
                                            any, to the extent distributable on
                                            such Distribution Date;

                                    (D) Class C Monthly Principal.

                  SECTION 4.10 Charge-Offs.

                  (a) On each Transfer Date, the Servicer shall calculate the Class A Default Amount. If on any Transfer Date, the Class A Default Amount for such Transfer Date exceeds the sum of the amounts allocated with respect thereto pursuant to subsection 4.09(a)(iv) and, without duplication, subsection 4.11(a) and Section 4.12 with respect to such Transfer Date, the Class C Ownership Interest (after giving effect to reductions therein for any Class C Charge-Offs and any Reallocated Principal Collections on such Transfer
Date) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class C Ownership Interest to be a negative number, the Class C Ownership Interest will be reduced to zero and the Class B Ownership Interest (after giving effect to reductions therein for any Class B Charge-Offs and any Reallocated Principal Collections on such Transfer Date) shall be reduced by the amount by which the Class C Ownership Interest would have been reduced below zero. In the event that such reduction would cause the Class B Ownership Interest to be a negative number, the Class B Ownership Interest shall be reduced to zero and the Class A Ownership Interest shall be reduced (but not below zero) by the amount by which the Class B Ownership Interest would have been reduced below zero (a "Class A Charge-Off"). The Class A Ownership Interest shall then be reduced (but not below zero) by the amount of Reallocated Principal Collections in excess of the Class B Ownership Interest and the Class C Ownership Interest allocated thereto pursuant to
Section 4.12. The Class A Ownership Interest will thereafter be deemed to be reimbursed on any subsequent Transfer Date (but not in excess of reductions in the Class A Ownership Interest that have not been previously reimbursed) by the amount of funds on deposit in the Series 1998-1 Yield Enhancement Account pursuant to subsection 4.11(c).


                  (b) On each Transfer Date, the Servicer shall calculate the Class B Default Amount. If on any Transfer Date, the Class B Default Amount for such Transfer Date exceeds the sum of the amounts allocated with respect thereto pursuant to subsection 4.09(b)(iv) and, without duplication, subsection 4.11(b) and Section 4.12, the Class C Ownership Interest (after giving effect to reductions therein for any Class C Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.10(a) above) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class C Ownership Interest to be a negative number, the Class C Ownership Interest shall be reduced to zero and the Class B Ownership Interest shall be reduced (but not below zero) by the amount by which the Class C Ownership Interest would have been reduced below zero (a "Class B Charge-Off"). The Class B Ownership Interest shall then be reduced (but not below zero) by the amount of Reallocated Principal Collections in excess of the Class C Ownership Interest allocated thereto pursuant to Section 4.12 and then by the amount of any portion of the Class B Ownership Interest allocated to the Class A

Certificates to avoid a reduction in the Class A Ownership Interest pursuant to subsection 4.10(a) above. The Class B Ownership Interest will thereafter be deemed to be reimbursed (but not in excess of reductions in the Class B Ownership Interest that have not been previously reimbursed) on any subsequent Transfer Date by the amount of funds on deposit in the Series 1998-1 Yield Enhancement Account pursuant to subsection 4.11(d).

                  (c) On each Transfer Date, the Servicer shall calculate the Class C Default Amount. If on any Transfer Date, the Class C Default Amount for such Transfer Date exceeds the amount allocated with respect thereto pursuant to subsection 4.09(c)(iv) and, without duplication, subsection 4.11(e), the Class C Ownership Interest shall be reduced by the amount of such excess but not by more than the lesser of the Class C Default Amount and the Class C Ownership Interest for such Transfer Date (a "Class C Charge-Off"). The Class C Ownership Interest shall then be reduced (but not below zero) by the amount of Reallocated Principal Collections allocated thereto pursuant to
Section 4.12, then by the amount of any portion of the Class C Ownership Interest allocated to the Class A Certificates to avoid a reduction in the Class A Ownership Interest pursuant to subsection 4.10(a) and then by the amount of any portion of the Class C Ownership Interest allocated to the Class B Certificates to avoid a reduction in the Class B Ownership Interest pursuant to subsection 4.10(b). The Class C Ownership Interest will thereafter be deemed to be reimbursed (but not in excess of reductions in the Class C Ownership Interest that have not been previously reimbursed) on any subsequent Transfer Date by the amount of funds on deposit in the Series 1998-1 Yield Enhancement Account pursuant to subsection 4.11(f).

                  (d) For purposes of calculating the Default Amount and the Excess Receivables Amount, the Servicer shall keep records sufficient to track cumulative losses in respect of Receivables on an Obligor-by-Obligor basis and on an insurer-by-insurer basis.

                  (e) Except as otherwise expressly provided herein, if losses and investment expenses attributable to the investment of amounts on deposit in any Investor Account or any Series Account shall exceed interest and investment earnings in respect of such amounts during any Monthly Period, the net losses and expenses shall be allocated between the certificateholders ownership interests of all outstanding Series, on the one hand, and the Transferor Ownership Interest, on the other hand, in the same proportion that losses in respect of Receivables are so allocated for such Monthly Period.

                  SECTION 4.11 Allocation of Yield Enhancement Amounts. On each Transfer Date, the Trustee, acting pursuant to the Servicer's instructions, shall apply funds on deposit in the Series 1998-1 Yield Enhancement Account with respect to the related Monthly Period (after giving effect to the deposits to be made therein on such date pursuant to Section 4.14) to make the following distributions in the following priority:

                  (a) an amount equal to the Class A Required Amount, if any, with respect to such Transfer Date will be transferred to the Finance Charge Account and used to fund the Class A Required Amount in accordance with, and in the priority set forth in, subsection 4.09(a);

                  (b) an amount equal to the Class B Required Amount, if any, with respect to such Transfer Date will be transferred to the Finance Charge Account and used to fund the Class B Required Amount in accordance with, and in the priority set forth in, subsection 4.09(b);

                  (c) an amount equal to the aggregate amount by which the Class A Ownership Interest has been reduced below the initial Class A Ownership Interest on previous Transfer Dates for reasons other than the payment of principal to the Class A Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date (and the Class A Ownership Interest shall be deemed to have been reimbursed by such amount but only if the Class A Ownership Interest shall not have previously been reduced to zero during the Class A Controlled Amortization Period or Rapid Amortization Period);

                  (d) an amount equal to the aggregate amount by which the Class B Ownership Interest has been reduced below the initial Class B Ownership Interest on previous Transfer Dates for reasons other than the payment of principal to the Class B Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date (and the Class B Ownership Interest shall be deemed to have been reimbursed by such amount but only if the Class B Ownership Interest shall not have previously been reduced to zero during the Class B Controlled Amortization Period or Rapid Amortization Period);

                  (e) an amount equal to the Class C Required Amount, if any, with respect to such Transfer Date will be transferred to the Finance Charge Account and used to fund the Class C Required Amount in accordance with, and in the priority set forth in, subsection 4.09(c);

                  (f) an amount equal to the aggregate amount by which the Class C Ownership Interest has been reduced below the initial Class C Ownership Interest on previous Transfer Dates for reasons other than the payment of principal to the Class C Certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Investor Principal Collections and deposited into the Principal Account on such Transfer Date (and the Class C Ownership Interest shall be deemed to have been reimbursed by such amount but only if the Class C Ownership Interest shall not have previously been reduced to zero during the Class C Controlled Amortization Period or Rapid Amortization Period); and
                  (g) the balance, if any, in excess of the 91 Day Delinquency Amount, after giving effect to the payments made pursuant to subsections (a) through (f) above, shall be paid on such Transfer Date to the Holder of the Transferor Certificate (but only if a Pay Out Event has not theretofore occurred); provided, however, that the amount to be paid to such Holder pursuant to this subsection 4.11(g) with respect to such date shall be paid only if the Transferor Ownership Interest on such date (after giving effect to the inclusion in the Trust of all Receivables transferred to the Trust on or prior to such date and the application of payments referred to in subsection 4.03(b)) is greater than the Minimum Transferor Ownership Interest as of the end of the immediately preceding Monthly Period and otherwise shall be deposited into the Excess Funding Account in accordance with Section 4.05(c); provided further, that in no event shall the amount payable to the Holder of the Transferor Certificate pursuant to this subsection 4.11(g) and any comparable provision of any other Supplement be greater than the Transferor Ownership Interest on such Transfer Date. Funds remaining on deposit in the Series 1998-1 Yield Enhancement Account under this subsection 4.11(g) shall be available on the next succeeding Transfer Date for application, together with any additional amounts required to be deposited therein on or prior to such Transfer Date as provided elsewhere herein, in accordance with this Section 4.11.
                  SECTION 4.12 Reallocated Principal Collections.

                  (a) On each Transfer Date, the Trustee shall apply Reallocated Principal Collections (applying first all Reallocated Class C Principal Collections, then Reallocated Class B Principal

Collections and finally Reallocated Class A Principal Collections, to the extent necessary) with respect to such Transfer Date, to make the following distributions in the following priority:


                           (i) an amount equal to the excess, if any, of (A) the Class A Required Amount, if any, with respect to such Transfer Date over (B) the amount of funds on deposit in the Series 1998-1 Yield Enhancement Account and available to cover the Class A Required Amount pursuant to subsection 4.11(a) on such Transfer Date shall be transferred to the Finance Charge Account and applied pursuant to subsection 4.09(a); and

                           (ii) an amount equal to the excess, if any, of (A) the Class B Required Amount, if any, with respect to such Transfer Date over (B) the amount of funds on deposit in the Series 1998-1 Yield Enhancement Account and available to cover the Class B Required Amount pursuant to subsection 4.11(b) on such Transfer Date shall be transferred to the Finance Charge Account and applied pursuant to subsection 4.09(b).

                  (b) On each Transfer Date the Class C Ownership Interest shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date. In the event that such reduction would cause the Class C Ownership Interest (after giving effect to any Class C Charge-Offs for such Transfer Date) to be a negative number, the Class C Ownership Interest (after giving effect to any Class C Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Ownership Interest shall be reduced by the amount by which the Class C Ownership Interest would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections pursuant to the preceding sentence would cause the Class B Ownership Interest (after giving effect to any Class B Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, the Class B Ownership Interest (after giving effect to any Class B Charge-Offs for such Transfer Date) shall be reduced to zero and the Class A Ownership Interest (after giving effect to any Class A Charge-Offs for such Transfer Date) shall be reduced (but not below zero) by the amount by which the Class B Ownership Interest would have been reduced below zero.

                  SECTION 4.13 Shared Principal Collections.

                  (a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal Collections allocable to Series 1998-1 on any Transfer Date shall be treated as part of Available Investor Principal Collections and applied pursuant to Section 4.09.

                  (b) Shared Principal Collections allocable to Series 1998-1 with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 1998-1 for such Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 1998-1 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 1998-1 for such Transfer Date and the denominator of which is the Cumulative Series Principal Shortfall for all Series for such Transfer Date.


                  (c) Solely for the purpose of determining the amount of Available Investor Principal Collections for Series 1998-1 to be treated as Shared Principal Collections on any Transfer Date allocable to other Series, on each Determination Date the Servicer shall determine the Class A Required Amount, the Class B Required Amount, the Class C Required Amount, the Available Yield

Enhancement Amount and Reallocated Principal Collections as of such Determination Date for the following Transfer Date.

                  SECTION 4.14 Series 1998-1 Yield Enhancement Account.

                  (a) The Servicer shall establish and maintain with a Qualified Institution in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1998-1 Certificateholders, a segregated account (the "Series 1998-1 Yield Enhancement Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 1998-1 Yield Enhancement Account and in all proceeds thereof. The Series 1998-1 Yield Enhancement Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If at any time the institution holding the Series 1998-1 Yield Enhancement Account ceases to be a Qualified Institution, the Trustee shall notify each Rating Agency and within 10 Business Days establish a new Series 1998-1 Yield Enhancement Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Series 1998-1 Yield Enhancement Account.

                  (b) On each Transfer Date, an amount equal to the Available Yield Enhancement Amount shall be deposited by the Trustee into the Series 1998-1 Yield Enhancement Account out of Collections otherwise allocable to the Holder of the Transferor Certificate for the Monthly Period immediately preceding such Transfer Date. If Collections otherwise allocable to the Holder of the Transferor Certificate for such Monthly Period on such Transfer Date are not sufficient therefor, then the Transferor shall deposit the amount of such insufficiency out of its own funds. Notwithstanding the two preceding sentences or subsection 4.03(c) or the third paragraph of subsection 4.03(a) of the Agreement, if AIR is no longer the Transferor or if the AIR Support Agreement is not in effect with respect to AIR, then prior to any payment to the Holder of the Transferor Certificate pursuant to subsections 4.05(a)(v) or 4.05(b)(iii), there shall be deposited into the Series 1998-1 Yield Enhancement Account on each date amounts allocable to the Series 1998-1 Certificates otherwise allocable to such Holder until the amount so deposited equals the Maximum Yield Enhancement Amount for the next Transfer Date. In addition, on each Transfer Date (prior to giving effect to the withdrawals set forth in Section 4.09) the amount of any Excess Finance Charges shall be withdrawn from the Finance Charge Account and deposited into the Series 1998-1 Yield Enhancement Account. The Trustee, at the direction of the Servicer, shall make withdrawals from the Series 1998-1 Yield Enhancement Account from time to time, in the amounts and for the purposes set forth in Section 4.11.


                  (c) Funds deposited into the Series 1998-1 Yield Enhancement Account pursuant to the third sentence of subsection 4.14(b) or remaining on deposit therein pursuant to the last paragraph of Section 9 shall be invested at the direction of the Transferor by the Trustee in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. Except as otherwise provided in subsection 4.11(g) above, on each Transfer Date, after giving effect to withdrawals from the Series 1998-1 Yield Enhancement Account required by subsection 4.14(b), all amounts remaining on deposit in the Series 1998-1 Yield Enhancement Account, including interest and earnings (net of losses and investment expenses, which shall reduce the amounts on deposit therein) accrued on funds on deposit in the Series 1998-1 Yield Enhancement Account, shall be paid to the Holder of the Transferor Certificate.

                  SECTION 4.15 Excess Funding Account.
                  (a) The Servicer has established and maintained and shall continue to maintain, with a Qualified Institution, in the name of the Trustee, on behalf of the Trust, for the benefit of the certificateholders of all outstanding Series, including the Certificateholders, a segregated trust account (the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. The Excess Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the certificateholders of all outstanding Series, including the Certificateholders. If at any time the institution holding the Excess Funding Account ceases to be a Qualified Institution, the Trustee shall notify each Rating Agency and within 10 Business Days establish a new Excess Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Excess Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Excess Funding Account from time to time for the purposes set forth in subsections 4.05(c) and 4.09(f), and any comparable provision of any other Supplement and (ii) make deposits into the Excess Funding Account as specified in subsection 4.05(c) and any comparable provision of any other Supplement.
                  (b) Funds on deposit in the Excess Funding Account shall be invested at the direction of the Transferor by the Trustee in Permitted Investments. Funds on deposit in the Excess Funding Account on any Transfer Date, after giving effect to any withdrawals from the Excess Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the certificateholders of all outstanding Series, including the Certificateholders, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity. All interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Excess Funding Account shall be retained in the Excess Funding Account (to the extent that the Transferor Ownership Interest on any date does not exceed the Minimum Transferor Ownership Interest as of the end of the immediately preceding Monthly Period).

                  SECTION 4.16 Determination of LIBOR.

                  (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for Dollar deposits for a period equal to one month (commencing on the first day of the applicable Interest Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such LIBOR Determination Date (or such other page as may replace that page on the Dow Jones Telerate Service for the purpose of displaying London interbank offered rates of major banks).

                  (b) If on any LIBOR Determination Date such rate does not appear on Telerate Page 3750 (or such other page), then LIBOR for the applicable Interest Period shall be determined on the basis of the rates at which Dollar deposits are offered by the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of such Interest Period). The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Period shall be the arithmetic mean of such quotations (rounded, if necessary, to the nearest whole multiple of 0.0625%).

If on the LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR shall be:

                           (i) the rate per annum (rounded, as aforesaid) that the Trustee determines to be the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Servicer are quoting at or about 11:00 A.M. (New York time) on such LIBOR Determination Date to leading European banks for Dollar deposits for a period equal to one month (commencing on the first day of the applicable Interest Period); or

                           (ii) if the banks selected as aforesaid by the Servicer are not quoting as described in clause (i) above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date (or, in the case of the first LIBOR Determination Date, 6.0625% per annum).

                  (c) The Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Certificateholder by telephoning the Trustee at its Corporate Trust Office at

(800) 524- 9472 or (312) 407-4660.

                  (d) On each LIBOR Determination Date prior to 12:00 noon (New York time), the Trustee shall send to the Servicer, by facsimile, notification of LIBOR for the following Interest Period.

                  SECTION 4.17 Failure to Make a Deposit or Payment.

                  If the Servicer or the Transferor fails to make, or give instructions to make, any payment, deposit or withdrawal (other than as required by subsections 2.04(d) and (e) and 12.02(a) or Sections 10.02 and 12.01) required to be made or given by the Servicer or the Transferor, respectively, at the time specified in the Agreement or this Series Supplement (including applicable grace periods), the Trustee shall make such payment, deposit or withdrawal from the applicable Investor Account or other Series 1998-1 account without instruction from the Servicer or the Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1998-1 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

                  SECTION 4.18 Effect of Other Series.

                  Notwithstanding anything to the contrary contained herein, in the event that additional Series of certificates are issued from time to time in accordance with Section 6.09 of the Agreement, the Excess Funding Account may be retitled in order to reflect the fact that amounts on deposit therein shall be for the additional benefit of the holders of such other Series and the amounts to be deposited therein and withdrawn therefrom may be calculated with reference to such other Series as well as to Series 1998-1 and Series 1994-1; provided that no such action or calculation shall adversely affect the interests of the Series 1998-1 Certificateholders in any material respect.

                  SECTION 4.19 Excess Receivables.
                  On any date of determination, the Minimum Transferor Ownership Interest shall be calculated by adding the Excess Receivables Amount to the amount derived pursuant to clause (a) of the definition of Minimum Transferor Ownership Interest in the Agreement (without duplicating any such amount required to be so added pursuant to any other Supplement) unless (i) prior to such date there shall have been delivered to the Trustee (a) a written agreement, in form and substance satisfactory to the Rating Agencies, executed by a Person having a long-term unsecured debt rating of AAA from

Standard & Poor's and Aaa from Moody's pursuant to which such Person shall have unconditionally agreed to indemnify the Trust for all amounts constituting the Excess Receivables Amount at any time and (b) written confirmation from each of the Rating Agencies to the effect that such substitution will not result in such Rating Agency reducing or withdrawing its rating on any then outstanding Class of Investor Certificates and (ii) the agreement and the rating referred to in clause (a) above remain in effect on such date of determination and such agreement provides that it shall continue in effect through at least the end of the first full Monthly Period following such date of determination.
                  SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Certificateholders:

                                   ARTICLE V

                         DISTRIBUTIONS AND REPORTS TO

                              CERTIFICATEHOLDERS

                  SECTION 5.01 Distributions. (a) On each Distribution Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Series 1998-1 Distribution Account as are payable to the Class A Certificateholders pursuant to Section 4.09 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                  (b) On each Distribution Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Series 1998-1 Distribution Account as are payable to the Class B Certificateholders pursuant to Section 4.09 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                  (c) On each Distribution Date, the Trustee shall distribute (in accordance with the Monthly Servicer Report delivered by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Class C Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Series 1998-1 Distribution Account as are payable to the Class C Certificateholders pursuant to Section 4.09 by check mailed to each Class C Certificateholder (at such Certificateholder's address as it appears in the Certificate Register).

                  (d) Notwithstanding anything to the contrary contained in the Agreement or this Series Supplement, if the amount distributable in respect of principal on any Class of Certificates on any Distribution Date is less than one dollar, then no such distribution of principal need be made on such Distribution Date.

                  SECTION 5.02 Monthly Certificateholders' Statement.

                  (a) On or before each Distribution Date, the Trustee shall forward to each Series 1998-1 Certificateholder and each Rating Agency a statement substantially in the form of Exhibit B to this Series Supplement prepared by the Servicer and delivered to the Trustee on the preceding Determination Date and setting forth, among other things, the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (ix), (x) and (xi) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

                           (i) the total amount distributed to holders of Investor Certificates;

                           (ii) the amount of such distribution allocable to Class A Monthly Principal, Class B Monthly Principal and Class C Monthly Principal, respectively;

                           (iii) the amount of such distribution allocable to Class A Monthly Interest, Class A Additional Interest, Class B Monthly Interest, Class B Additional Interest, Class C Monthly Interest and Class C Additional Interest, respectively;

                           (iv) the amount of Collections of Principal
         Receivables received during the related Monthly Period and allocated in respect of the Investor Certificates;

                           (v) the amount of Collections of Finance Charge Receivables received during the related Monthly Period and allocated in respect of the Investor Certificates;

                           (vi) the aggregate amount of Principal Receivables, the Certificateholders Ownership Interests, the Class A Ownership Interest, the Class B Ownership Interest, the Class C Ownership Interest, the Floating Investor Percentage, the Class A Floating

         Allocation, the Class B Floating Allocation, the Class C Floating Allocation and the Fixed Investor Percentage with respect to the Principal Receivables in the Trust as of the end of the preceding Monthly Period;

                           (vii) the aggregate outstanding balance of Receivables which were 1-30 days, 31-60 days, 61-90 days, 91-120 days, 121-150 days and more than 150 days delinquent, respectively, following cancellation of the related insurance policies in accordance with the Servicer's then existing Guidelines as of the end of the preceding Monthly Period (or, if cancellation was delayed, whether due to a stay by reason of an Obligor's bankruptcy or other reason, after the date the policy would have been cancelled in the absence of such delay);

                           (viii) the Aggregate Default Amount as of the end of the preceding Monthly Period and the Class A Default Amount, the Class B Default Amount and the Class C Default Amount for the related Transfer Date;

                           (ix) the aggregate amount of Class A Charge-Offs, Class B Charge-Offs, Class C Charge-Offs and other reductions in the absence of principal distributions in the Certificateholders Ownership Interests for such Transfer Date;

                           (x) the aggregate amount of Class A Charge-Offs, Class B Charge-Offs, Class C Charge-Offs and other reductions in the absence of principal distributions in the Certificateholders Ownership Interests deemed to have been reimbursed on such Transfer Date;

                           (xi) the aggregate amount of Prior Period Interest, the Class A Prior Period Interest, the Class B Prior Period Interest and the Class C Prior Period Interest reimbursed on such Distribution Date;

                           (xii) the amount of the Class A Servicing Fee, the Class B Servicing Fee and the Class C Servicing Fee for such Transfer Date;

                           (xiii) the amount of Reallocated Class C Principal Collections, Reallocated Class B Principal Collections and Reallocated Class A Principal Collections with respect to such Distribution Date;

                           (xiv) LIBOR for the Interest Period ending on the day before such Distribution Date;

                           (xv) the Pool Factor as of the end of the immediately preceding Monthly Period;

                           (xvi) the Available Yield Enhancement Amount, the aggregate of any Excess Finance Charges deposited into the Series

         1998-1 Yield Enhancement Account, the 91 Day Delinquency Amount and the amount, if any, of funds required to be withdrawn from the Series 1998-1 Yield Enhancement Account for such Transfer Date;

                           (xvii) the amount of Class A Available Funds, Class B Available Funds and Class C Available Funds on deposit in the Finance Charge Account on the related Transfer Date;

                           (xviii) the date on which the Class A Controlled Amortization Period, the Class B Controlled Amortization Period, the Class C Controlled Amortization Period and/or the Rapid Amortization Period commenced; and

                           (xix) such other items as are set forth in Exhibit B to this Series Supplement.

                  (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1999, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1998-1 Certificateholder, a statement prepared by the Trustee containing the information required to be contained in the regular monthly report to Series 1998-1 Certificateholders, as set forth in subclauses
(i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1998-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee deems necessary or desirable to enable the Series 1998-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                  SECTION 9. Series 1998-1 Pay Out Events. If any one of the following events (a "Series 1998-1 Pay Out Event") shall occur with respect to the Investor Certificates:

                  (a) (i) failure on the part of either of the Original Transferors or the Transferor to make any payment or deposit required by the terms of the Agreement or this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) failure on the part of either of the Original Transferors or the Transferor duly to observe or perform in any material respect any other covenants or agreements of such entity set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Certificateholders (which determination shall be made without reference to whether any funds are available in the Series 1998-1 Yield Enhancement Account or by reason of the subordination of any Class of Investor Certificates) and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such entity by the Trustee, or to such entity and the Trustee by the Holders of Certificates evidencing Undivided Interests aggregating not less than 50% of the Certificateholders Ownership Interests of this Series 1998-1, and continues to affect materially and adversely the interests of the Certificateholders (which determination shall be made without reference to whether any funds are available in the Series 1998-1 Yield Enhancement Account or by reason of the subordination of any Class of Investor Certificates) for such period;

                  (b) any representation or warranty made by either of the Original Transferors or the Transferor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by such entity pursuant to Section 2.01 or 2.06, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such entity by the Trustee, or to such entity and the Trustee by the Holders of Certificates evidencing Undivided Interests aggregating not less than 50% of the Certificateholders Ownership Interests of this Series 1998-1, and (ii) as a result of which the interests of the Series 1998-1 Certificateholders are materially and adversely affected (which determination shall be made without reference to whether any funds are available in the Series 1998-1 Yield Enhancement Account or by reason of the subordination of any Class of Investor Certificates) and continue to be materially and adversely affected (which determination shall be made without reference to whether any funds are available in the Series 1998-1 Yield Enhancement Account or by reason of the subordination of any Class of Investor Certificates) for such period; provided, however, that a Series 1998-1 Pay Out Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the related Original Transferor or the Transferor, as applicable, has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of subsections 2.04(e) or 2.04(f) of the Agreement;

                  (c) if the Financed Premium Percentage exceeds 90% for three consecutive Monthly Periods;

                  (d) the Transferor Ownership Interest as of any Determination Date does not at least equal the Minimum Transferor Ownership Interest as of the end of the immediately preceding Monthly Period and on the immediately following Transfer Date the Transferor shall have failed to transfer Additional Receivables to the Trust as required by subsection 2.06(a) of the Agreement;

                  (e) any Servicer Default occurs which would have a material adverse effect on the Certificateholders (which determination shall be made without reference to whether any funds are available in the Series 1998-1 Yield Enhancement Account or by reason of the subordination of the Class C Ownership Interest);


                  (f) if the Monthly Payment Rate is less than 14% for three consecutive Monthly Periods; or

                  (g) if the Annualized Monthly Excess Spread Amount is less than 400 basis points for three consecutive Monthly Periods;

then, in the case of any event described in subsection 9(a), (b) or (e) hereof, after the applicable grace period set forth in such subsections, a Series 1998-1 Pay Out Event shall occur on the tenth Business Day thereafter unless prior to such day Holders of Series 1998-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Certificateholders Ownership Interests of this Series 1998-1 shall notify the Trustee, the Transferor and the Servicer in writing that a Series 1998-1 Pay Out Event should not occur, and in the case of any event described in subsection 9(c), (d), (f) or (g) hereof, a Series 1998-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Certificateholders immediately upon the occurrence of such event.

                  Notwithstanding anything to the contrary contained in the Agreement or this Series Supplement, upon the occurrence of a Pay Out Event, if more than 10% of the principal balance of the Receivables have a remaining maturity of more than twelve months, the Transferor shall, subject to the requirements of the following sentence, purchase from the Trust sufficient Receivables with a remaining maturity of more than twelve months, at a price equal to the principal amount thereof plus accrued but unpaid Finance Charges to the date of purchase, such that the percentage of Receivables having a remaining maturity as of the date of purchase of more than twelve months shall be no more than 10% of the principal balance of Receivables remaining in the Trust after giving effect to such purchase. If so required to purchase Receivables, the Transferor shall select for purchase, from the group of Receivables having a remaining maturity of more than 12 months then in the Trust, Receivables that were conveyed to the Trust as of the Addition Date immediately preceding the date of purchase, or, if such Receivables are insufficient to satisfy the requirement of the immediately preceding sentence, as of the Addition Dates closest in time to such purchase date. The proceeds of such purchase shall be treated as Collections of Principal Receivables and Finance Charge Receivables in respect of the related Receivables.

                  SECTION 10. Series 1998-1 Termination. Except as otherwise provided in subsection 12.03(b) of the Agreement, the right of the Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1998-1 Termination Date.

                  SECTION 11. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 12. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT

REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 13. No Petition. The Original Transferors, the Transferor, the Servicer and the Trustee, by entering into this Series Supplement, and each Certificateholder, by accepting a Series 1998-1 Certificate, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificateholders, the Agreement or this Series Supplement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Series 1998-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                            A.I. RECEIVABLES CORP., as
                                              Transferor

                                            By:
                                               --------------------------------
======================                         Name:
                                               Title:

                                            A.I. CREDIT CORP., as
                                              Original Transferor and Servicer

                                            By:
                                               --------------------------------
======================                         Name:
                                               Title:

                                             AICCO, INC., as Original Transferor
                                              and Servicer

                                             By:
                                                 ------------------------------
                                             ==========================
                                               Name:
                                               Title:

                                             THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Trustee

                                             By:
                                                -------------------------------
                                             ===========================
                                               Name:
                                               Title:

                                                                   EXHIBIT A-1
                                                   Form of Class A Certificate
------------------------------------------------------------------------------

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee referred to below or an agent of the Trustee referred to below for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No.                                                           $
   -----                                                       -----------------
                                                       CUSIP NO.
                                                                ----------------

                     AIC PREMIUM FINANCE LOAN MASTER TRUST

                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE,

                                 SERIES 1998-1

        This Certificate does not represent an obligation of, or any interest in, the Original Transferors, the Transferor or the Servicer referred to below, or any of their affiliates, and neither the Series 1998-1 Certificates, the Receivables nor the related Loans are insured or guaranteed by any governmental agency or instrumentality or any other Person. This Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinbelow and in the Pooling and Servicing Agreement referred to below.
        This certifies that (the "Class A Certificateholder") is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of the entire right, title and interest in and to (i) the Receivables existing at any time after the Initial Cut-Off Date or thereafter created up to (but excluding) the Closing Date (the "Existing Receivables"), including all Collections thereon, other than Credit Balances, received after the Initial Cut-Off Date, and (ii) the Receivables existing at any time on or after the Closing Date or thereafter created that are required or permitted to be conveyed to the Trust pursuant to Section 2.06 of the Pooling and Servicing Agreement referred to below (the "Additional Receivables"), including all Collections thereon, other than Credit Balances, received on or after the Closing Date, together with other assets and interests constituting the Trust pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April [_], 1998, by and among A.I. Receivables Corp., as Transferor, A.I. Credit Corp. and AICCO, Inc., as Original Transferors and Servicer, and The

First National Bank of Chicago, as Trustee, as supplemented by any Supplement relating to a Series of Certificates (the "Pooling and Servicing Agreement"), a summary of certain of the pertinent provisions of which is set
                                     A-1:1
forth hereinbelow. The assets of the Trust will also include all monies on deposit in the Collection Account, any Investor Account, any Series Account and any other account maintained for the benefit of Certificateholders of any Series of Certificates, any Credit Enhancement and all monies available under any Credit Enhancement to be provided for any Series for payment to the Certificateholders of such Series.

        To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the holder hereof by virtue of the acceptance hereof assents and by which the holder hereof is bound.

        The Original Transferors and the Transferor have structured the Pooling and Servicing Agreement and the Series 1998-1 Certificates with the intention that the Series 1998-1 Certificates will qualify under applicable tax law as indebtedness, and each of the Original Transferors, the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 1998-1 Certificateholder (or Series 1998-1 Certificate Owner) by acceptance of its Series 1998-1 Certificate (or in the case of a Series 1998-1 Certificate Owner, by virtue of such Series 1998-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1998-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1998-1 Certificateholder agrees that it will cause any Series 1998-1 Certificate Owner acquiring an interest in a Series 1998-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1998-1 Certificates as indebtedness for certain tax purposes.

        The Original Transferors, the Transferor, the Servicer and the Trustee, by entering into the Series 1998-1 Supplement, and each holder of a Series 1998-1 Certificate, by accepting such Certificate, covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificateholders or the Pooling and Servicing Agreement.

        This Class A Certificate is one of a duly authorized Series of Investor Certificates entitled "AIC Premium Finance Loan Master Trust Class A Floating Rate Asset Backed Certificates, Series 1998-1" (the "Class A Certificates"), each of which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class A Certificates at the times and in the amounts specified in the

Pooling and Servicing Agreement. Also issued under the Pooling and Servicing Agreement are the "AIC Premium Finance Loan Master Trust Class B Floating Rate Asset Backed Certificates, Series 1998-1" (the "Class B Certificates"), which represent an undivided interest in the Trust subordinate to the Class A Certificates to the extent provided in the Pooling and Servicing Agreement, and the "AIC Premium Finance Loan Master Trust Class C Floating Rate Asset Backed Certificates, Series 1998-1 (the "Class C Certificates"), which represent an undivided interest in the Trust subordinate to the Class A Certificates and the Class B Certificates to the extent provided in the Pooling and Servicing Agreement.

                                     A-1:2

        The aggregate interest represented by the Class A Certificates, the Class B Certificates and the Class C Certificates at any time in the Receivables in the Trust shall not exceed an amount equal to the Certificateholders Ownership Interests at such time. The Class A Initial Ownership Interest is $[ ] as of [ ], 1998 (the "Closing Date"). The Class B Initial Ownership Interest is $[ ] as of the Closing Date. The Class C Initial Ownership Interest is $[ ] as of the Closing Date. The Class A Ownership Interest on any date of determination will be an amount equal to (a) the Class A Initial Ownership Interest, minus (b) the aggregate amount of payments of principal made to the Class A Certificateholders prior to such date, minus (c) the aggregate amount of Class A Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(a) of the Pooling and Servicing Agreement, minus
(d) the amount of Reallocated Principal Collections allocated pursuant to subsection 4.12(a) of the Pooling and Servicing Agreement on all prior
Transfer Dates for which the Class B Ownership Interest and the Class C Ownership Interest have not been reduced and plus (e) the aggregate of the amounts deducted pursuant to the foregoing clauses (c) and (d) deemed to have been reimbursed on all prior Transfer Dates pursuant to subsection 4.11(c) of the Pooling and Servicing Agreement; provided, however, that the Class A Ownership Interest may not be reduced below zero. The Class A Ownership Interest, together with the aggregate interest represented by the Class B Certificates in the Receivables in the Trust (the "Class B Ownership
Interest") and the aggregate interest represented by the Class C Certificates in the Receivables in the Trust (the "Class C Ownership Interest"), is sometimes collectively referred to herein as the "Certificateholders Ownership Interests."

        In addition to the issuance of the Class A Certificates, the Class B Certificates and the Class C Certificates, the Transferor Certificate, representing an undivided interest in the Trust, will be transferred on the Closing Date from the Original Transferors to the Transferor pursuant to the Pooling and Servicing Agreement. The Transferor Certificate represents the interest in the Receivables not represented by all of the Series of Certificates issued by the Trust. The interest represented by the Transferor Certificate may be reduced by the Transferor pursuant to the Pooling and Servicing Agreement to effectuate the issuance of a new Series of investor Certificates upon the conditions set forth in the Pooling and Servicing Agreement. Under the circumstances provided in the Pooling and Servicing Agreement, the Series 1998-1 Certificates may be included in such a New Series

Issuance.

        Interest will accrue on the Class A Certificates for the period from the Closing Date through [ ], 1998 at [ ]% per annum and, with respect to each Interest Period thereafter, at a per annum rate equal to [ ]% in excess of LIBOR, as more specifically set forth in the Pooling and Servicing Agreement, subject to a maximum annual rate of [ ]% (the "Class A Certificate Rate"), and will be distributed on [ ], 1998 and on the 15th day of each calendar month thereafter or, if such day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. On each Distribution Date during the Rapid Amortization Period, if any, in addition to Class A Monthly Interest, Available Investor Principal Collections with respect to such Distribution Date will be distributed to such Class A Certificateholders until the Class A Ownership Interest has been paid in full. On each Distribution Date during the Class A Controlled Amortization Period, such Class A Certificateholders will receive a principal payment equal to the least of (i) Available Investor Principal Collections with respect to such
Distribution Date, (ii) the Controlled Distribution Amount with respect to such Distribution Date and (iii) the Class A Ownership Interest for such Distribution Date, unless distributed earlier as a result of the occurrence of a Pay Out Event in accordance with the Pooling and Servicing Agreement.

                                     A-1:3

        The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office of agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate undivided interests will be issued to the designated transferee or transferees.

        As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate undivided interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Trustee, the Paying Agent, the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.


        Except as otherwise set forth in the Pooling and Servicing Agreement, the right of the Series 1998-1 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 1998-1 Termination Date.

        Upon the termination of the Trust pursuant to Section 12.01 of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement provides that the Trustee shall assign and convey to the Holder of the Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all monies due or to become due with respect to such Receivables (including all accrued interest theretofore posted as Finance Charge Receivables) and all proceeds of such Receivables, except for amounts held by the Trustee or any Paying Agent pursuant to Section 12.03(b) of the Pooling and Servicing Agreement.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                                     A-1:4

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Date:
     -------------------
                                       THE FIRST NATIONAL BANK OF
                                        CHICAGO, as Trustee

                                       By:
                                          ------------------------------------
                                                 Authorized Officer

[SEAL]

Attested to:

By:
   -------------------------
          [Title]


                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

        This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.



                                       THE FIRST NATIONAL BANK OF
                                         CHICAGO, as Trustee

                                       By:
                                          -----------------------------------
                                                   Authorized Officer


                                     A-1:5

                                                                   EXHIBIT A-2
                                                   Form of Class B Certificate
------------------------------------------------------------------------------

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee referred to below or an agent of the Trustee referred to below for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No.                                                                $
   ----                                                             ------------
                                                            CUSIP NO.
                                                                     -----------

                     AIC PREMIUM FINANCE LOAN MASTER TRUST
                CLASS B FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 1998-1

        This Certificate does not represent an obligation of, or any interest in, the Original Transferors, the Transferor or the Servicer referred to below, or any of their affiliates, and neither the Series 1998-1 Certificates, the Receivables nor the related Loans are insured or guaranteed by any governmental agency or instrumentality or any other Person. This Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinbelow and in the Pooling and Servicing Agreement referred to below.
        This certifies that _________________ (the "Class B Certificateholder") is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of the entire right, title and interest in and to (i) the Receivables existing at any time after the Initial Cut-Off Date or thereafter created up to (but excluding) the Closing Date (the "Existing Receivables"), including all Collections thereon, other than Credit Balances, received after the Initial Cut-Off Date, and (ii) the Receivables existing at any time on or after the Closing Date or thereafter created that are required or permitted to be conveyed to the Trust pursuant to
Section 2.06 of the Pooling and Servicing Agreement referred to below (the

"Additional Receivables"), including all Collections thereon, other than Credit Balances, received on or after the Closing Date, together with other assets and interests constituting the Trust pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April [_], 1998, by and among A.I. Receivables Corp., as Transferor, A.I. Credit Corp. and AICCO, Inc., as Original Transferors and Servicer, and The First National Bank of Chicago, as Trustee, as supplemented by any Supplement relating to a Series of Certificates (the "Pooling and Servicing Agreement"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The assets of the Trust will also include all monies on deposit in the Collection
                                     A-2:1

Account, any Investor Account, any Series Account and any other account maintained for the benefit of Certificateholders of any Series of Certificates, any Credit Enhancement and all monies available under any Credit Enhancement to be provided for any Series for payment to the Certificateholders of such Series.

        To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the holder hereof by virtue of the acceptance hereof assents and by which the holder hereof is bound.

        The Original Transferors and the Transferor have structured the Pooling and Servicing Agreement and the Series 1998-1 Certificates with the intention that the Series 1998-1 Certificates will qualify under applicable tax law as indebtedness, and each of the Original Transferors, the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 1998-1 Certificateholder (or Series 1998-1 Certificate Owner) by acceptance of its Series 1998-1 Certificate (or in the case of a Series 1998-1 Certificate Owner, by virtue of such Series 1998-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1998-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1998-1 Certificateholder agrees that it will cause any Series 1998-1 Certificate Owner acquiring an interest in a Series 1998-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1998-1 Certificates as indebtedness for certain tax purposes.

        The Original Transferors, the Transferor, the Servicer and the Trustee, by entering into the Series 1998-1 Supplement, and each holder of a Series 1998-1 Certificate, by accepting such Certificate, covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificateholders or the Pooling and Servicing Agreement.

        This Class B Certificate is one of a duly authorized Series of

Investor Certificates entitled "AIC Premium Finance Loan Master Trust Class B Floating Rate Asset Backed Certificates, Series 1998-1" (the "Class B Certificates"), each of which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class B Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement. Also issued under the Pooling and Servicing Agreement are the "AIC Premium Finance Loan Master Trust Class A Floating Rate Asset Backed Certificates, Series 1998-1" (the "Class A Certificates"), which represent an undivided interest in the Trust senior to the Class B Certificates to the extent provided in the Pooling and Servicing Agreement, and the "AIC Premium Finance Loan Master Trust Class C Floating Rate Asset Backed Certificates, Series 1998-1 (the "Class C Certificates"), which represent an undivided interest in the Trust subordinate to the Class A Certificates and the Class B Certificates to the extent provided in the Pooling and Servicing Agreement.

        The aggregate interest represented by the Class A Certificates, the Class B Certificates and the Class C Certificates at any time in the Receivables in the Trust shall not exceed an amount equal to the Certificateholders Ownership Interests at such time. The Class A Initial Ownership Interest is $[

                                     A-2:2

] as of [ ], 1998 (the "Closing Date"). The Class B Initial Ownership Interest is $[ ] as of the Closing Date. The Class C Initial Ownership Interest is $[ ] as of the Closing Date. The Class B Ownership Interest on any date of determination will be an amount equal to (a) the Class B Initial Ownership Interest, minus (b) the aggregate amount of payments of principal made to the Class B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(b) of the Pooling and Servicing Agreement, minus (d) the amount of Reallocated Principal Collections allocated pursuant to subsection 4.12(a) of the Pooling and Servicing Agreement on all prior Transfer Dates for which the Class C Ownership Interest has not been reduced, minus (e) an amount equal to the amount by which the Class B Ownership Interest has been reduced on all prior Transfer Dates pursuant to subsection 4.10(a) of the Pooling and Servicing Agreement, and plus (f) the aggregate of the amount deducted pursuant to the foregoing clauses (c), (d) and (e) deemed to have been reimbursed on all prior Transfer Dates pursuant to subsection 4.11(d) of the Pooling and Servicing Agreement; provided, however, that the Class B Ownership Interest may not be reduced below zero. The Class B Ownership Interest, together with the aggregate interest represented by the Class A Certificates in the Receivables in the Trust (the "Class A Ownership Interest") and the aggregate interest represented by the Class C Certificates in the Receivables in the Trust (the "Class C Ownership Interest"), is sometimes collectively referred to herein as the "Certificateholders Ownership Interests."

        In addition to the issuance of the Class A Certificates, the Class B Certificates and the Class C Certificates, the Transferor Certificate, representing an undivided interest in the Trust, will be transferred on the Closing Date from the Original Transferors to the Transferor pursuant to the

Pooling and Servicing Agreement. The Transferor Certificate represents the interest in the Receivables not represented by all of the Series of Certificates issued by the Trust. The interest represented by the Transferor Certificate may be reduced by the Transferor pursuant to the Pooling and Servicing Agreement to effectuate the issuance of a new Series of investor Certificates upon the conditions set forth in the Pooling and Servicing Agreement. Under the circumstances provided in the Pooling and Servicing Agreement, the Series 1998-1 Certificates may be included in such a New Series Issuance.

        Interest will accrue on the Class B Certificates for the period from the Closing Date through [ ], 1998 at [ ]% per annum and, with respect to each Interest Period thereafter, at a per annum rate equal to [ ]% in excess of LIBOR, as more specifically set forth in the Pooling and Servicing Agreement, subject to a maximum annual rate of [ ]% (the "Class B Certificate Rate"), and will be distributed on [ ], 1998 and on the 15th day of each calendar month thereafter or, if such day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. On each Distribution Date during the Rapid Amortization Period, if any, after the Class A Ownership Interest has been paid in full, in addition to Class B Monthly Interest, Available Investor Principal Collections with respect to such Distribution Date will be distributed to such Class B Certificateholders until the Class B Ownership Interest has been paid in full. On each Distribution Date during the Class B Controlled Amortization Period, such
Class B Certificateholders will receive a principal payment equal to the least of (i) Available Investor Principal Collections with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date), (ii) the Controlled Distribution Amount with respect to such Distribution Date (minus the portion of such Controlled Distribution Amount applied to Class A Monthly Principal on such Transfer Date)

                                     A-2:3
and (iii) the Class B Ownership Interest for such Distribution Date, unless distributed earlier as a result of the occurrence of a Pay Out Event in accordance with the Pooling and Servicing Agreement.

        The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office of agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate undivided interests will be issued to the designated transferee or transferees.

        As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate undivided interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Trustee, the Paying Agent, the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

        Except as otherwise set forth in the Pooling and Servicing Agreement, the right of the Series 1998-1 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 1998-1 Termination Date.

        Upon the termination of the Trust pursuant to Section 12.01 of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement provides that the Trustee shall assign and convey to the Holder of the Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all monies due or to become due with respect to such Receivables (including all accrued interest theretofore posted as Finance Charge Receivables) and all proceeds of such Receivables, except for amounts held by the Trustee or any Paying Agent pursuant to Section 12.03(b) of the Pooling and Servicing Agreement.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                                     A-2:4

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Date:
     ----------------
                                       THE FIRST NATIONAL BANK OF
                                         CHICAGO, as Trustee

                                       By:
                                          -------------------------------
                                                 Authorized Officer

[SEAL]


Attested to:

By:
   ---------------------------
            [Title]


                         CERTIFICATE OF AUTHENTICATION

        This is one of the Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                       THE FIRST NATIONAL BANK OF
                                         CHICAGO, as Trustee

                                       By:
                                          ---------------------------------
                                                   Authorized Officer


                                     A-2:5

                                                                   EXHIBIT A-3
                                                   Form of Class C Certificate
------------------------------------------------------------------------------

THIS CERTIFICATE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE SOLD ONLY PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE ACT OR AN EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. A COPY OF THE POOLING AND SERVICING AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

No.                                                             $
   ----                                                          --------------
                                                         CUSIP NO.
                                                                  -------------

                     AIC PREMIUM FINANCE LOAN MASTER TRUST
                CLASS C FLOATING RATE ASSET BACKED CERTIFICATE,
                                 SERIES 1998-1

        This Certificate does not represent an obligation of, or any interest in, the Original Transferors, the Transferor or the Servicer referred to below, or any of their affiliates, and neither the Series 1998-1 Certificates, the Receivables nor the related Loans are insured or guaranteed by any governmental agency or instrumentality or any other Person. This Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinbelow and in the Pooling and Servicing Agreement referred to below.

        This certifies that ______________ (the "Class C Certificateholder") is the registered owner of an undivided interest in a trust (the "Trust"), the corpus of which consists of the entire right, title and interest in and to (i) the Receivables existing at any time after the Initial Cut-Off Date or thereafter created up to (but excluding) the Closing Date (the "Existing Receivables"), including all Collections thereon, other than Credit Balances, received after the Initial Cut-Off Date, and (ii) the Receivables existing at any time on or after the Closing Date or thereafter created that are required or permitted to be conveyed to the Trust pursuant to Section 2.06 of the Pooling and Servicing Agreement referred to below (the "Additional Receivables"), including all Collections thereon, other than Credit Balances, received on or after the Closing Date, together with other assets and interests constituting the Trust pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April [_], 1998, by and among A.I. Receivables Corp., as Transferor, A.I. Credit Corp. and AICCO, Inc., as Original Transferors and Servicer, and The First National Bank of Chicago, as Trustee, as supplemented by any Supplement relating to a Series of Certificates (the
                                     A-3:1

"Pooling and Servicing Agreement"), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The assets of the Trust will also include all monies on deposit in the Collection Account, any Investor Account, any Series Account and any other account maintained for the benefit of Certificateholders of any Series of Certificates, any Credit Enhancement and all monies available under any Credit Enhancement to be provided for any Series for payment to the Certificateholders of such Series.

        To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the holder hereof by virtue of the acceptance hereof assents and by which the holder hereof is bound.

        The Original Transferors and the Transferor have structured the Pooling and Servicing Agreement and the Series 1998-1 Certificates with the intention that the Series 1998-1 Certificates will qualify under applicable tax law as indebtedness, and each of the Original Transferors, the Transferor, the Holder of the Transferor Certificate, the Servicer and each Series 1998-1 Certificateholder (or Series 1998-1 Certificate Owner) by acceptance of its Series 1998-1 Certificate (or in the case of a Series 1998-1 Certificate Owner, by virtue of such Series 1998-1 Certificate Owner's acquisition of a beneficial interest therein), agrees to treat and to take no action inconsistent with the treatment of the Series 1998-1 Certificates (or any beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Series 1998-1 Certificateholder agrees that it will cause any Series 1998-1 Certificate Owner acquiring an interest in a Series 1998-1 Certificate through it to comply with the Pooling and Servicing Agreement as to treatment of the Series 1998-1 Certificates as indebtedness for certain tax purposes.

        The Original Transferors, the Transferor, the Servicer and the Trustee, by entering into the Series 1998-1 Supplement, and each holder of a Series 1998-1 Certificate, by accepting such Certificate, covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificateholders or the Pooling and Servicing Agreement.

        This Class C Certificate is one of a duly authorized Series of Investor Certificates entitled "AIC Premium Finance Loan Master Trust Class C Floating Rate Asset Backed Certificates, Series 1998-1" (the "Class C Certificates"), each of which represents an undivided interest in the Trust, including the right to receive the Collections and other amounts allocated to the Class C Certificates at the times and in the amounts specified in the Pooling and Servicing Agreement. Also issued under the Pooling and Servicing Agreement are the "AIC Premium Finance Loan Master Trust Class A Floating Rate Asset Backed Certificates, Series 1998-1" (the "Class A Certificates"), which represent an undivided interest in the Trust senior to the Class C Certificates to the extent provided in the Pooling and Servicing Agreement, and the "AIC Premium Finance Loan Master Trust Class B Floating Rate Asset Backed Certificates, Series 1998-1 (the "Class B Certificates"), which represent an undivided interest in the Trust senior to the Class C Certificates to the extent provided in the Pooling and Servicing Agreement.

                                     A-3:2

        The aggregate interest represented by the Class A Certificates, the Class B Certificates and the Class C Certificates at any time in the Receivables in the Trust shall not exceed an amount equal to the Certificateholders Ownership Interests at such time. The Class A Initial Ownership Interest is $[ ] as of [ ], 1998 (the "Closing Date"). The Class B Initial Ownership Interest is $[ ] as of the Closing Date. The Class C Initial Ownership Interest is $[ ] as of the Closing Date. The Class C Ownership Interest on any date of determination will be an amount equal to (a) the Class C Initial Ownership Interest, minus (b) the aggregate amount of payments of principal made to the Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Charge-Offs for all prior Transfer Dates pursuant to subsection 4.10(c) of the Pooling and Servicing Agreement, minus
(d) the amount of Reallocated Principal Collections allocated pursuant to subsection 4.12(a) of the Pooling and Servicing Agreement on all prior Transfer Dates for which the Class C Ownership Interest was to be reduced, minus (e) an amount equal to the amount by which the Class C Ownership Interest has been reduced on all prior Transfer Dates pursuant to subsections 4.10(a) and 4.10(b) of the Pooling and Servicing Agreement, and plus (f) the aggregate of the amounts deducted pursuant to the foregoing clauses (c), (d) and (e) deemed to have been reimbursed on all prior Transfer Dates pursuant to subsection 4.11(f) of the Pooling and Servicing Agreement; provided, however, that the Class C Ownership Interest may not be reduced below zero. The Class C Ownership Interest, together with the aggregate interest represented by the

Class A Certificates in the Receivables in the Trust (the "Class A Ownership Interest") and the aggregate interest represented by the Class B Certificates in the Receivables in the Trust (the "Class B Ownership Interest"), is sometimes collectively referred to herein as the "Certificateholders Ownership Interests."

        In addition to the issuance of the Class A Certificates, the Class B Certificates and the Class C Certificates, the Transferor Certificate, representing an undivided interest in the Trust, will be transferred on the Closing Date from the Original Transferors to the Transferor pursuant to the Pooling and Servicing Agreement. The Transferor Certificate represents the interest in the Receivables not represented by all of the Series of Certificates issued by the Trust. The interest represented by the Transferor Certificate may be reduced by the Transferor pursuant to the Pooling and Servicing Agreement to effectuate the issuance of a new Series of investor Certificates upon the conditions set forth in the Pooling and Servicing Agreement. Under the circumstances provided in the Pooling and Servicing Agreement, the Series 1998-1 Certificates may be included in such a New Series Issuance.

        Interest will accrue on the Class C Certificates for the period from the Closing Date through [ ], 1998 at [ ]% per annum and, with respect to each Interest Period thereafter, at a per annum rate equal to [ ]% in excess of LIBOR, as more specifically set forth in the Pooling and Servicing Agreement, subject to a maximum annual rate of [ ]% (the "Class C Certificate Rate"), and will be distributed on [ ], 1998 and on the 15th day of each calendar month thereafter or, if such day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record as of the last Business Day of the calendar month preceding such Distribution Date. On each Distribution Date during the Rapid Amortization Period, if any, after the Class B Ownership Interest has been paid in full, in addition to Class C Monthly Interest, Available Investor Principal Collections with respect to such Distribution Date will be distributed to such Class C Certificateholders until the Class C Ownership Interest has been paid in full. On each Distribution Date during the Class C Controlled Amortization Period, such Class C Certificateholders will receive a principal payment equal to the least of (i) Available Investor Principal Collections with respect to such Distribution Date (minus the portion

                                     A-3:3
of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date), (ii) the Controlled Distribution Amount with respect to such Distribution Date (minus the portion of such Controlled Distribution Amount applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date) and (iii) the Class C Ownership Interest for such Distribution Date, unless distributed earlier as a result of the occurrence of a Pay Out Event in accordance with the Pooling and Servicing Agreement.

        The transfer of this Class C Certificate is subject to the restrictions set forth in the Pooling and Servicing Agreement.


        As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate undivided interests, as requested by the Class C Certificateholder surrendering such Class C Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

        The Trustee, the Paying Agent, the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

        Except as otherwise set forth in the Pooling and Servicing Agreement, the right of the Series 1998-1 Certificateholders to receive payment from the Trust will terminate on the first Business Day following the Series 1998-1 Termination Date.

        Upon the termination of the Trust pursuant to Section 12.01 of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement provides that the Trustee shall assign and convey to the Holder of the Transferor Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all monies due or to become due with respect to such Receivables (including all accrued interest theretofore posted as Finance Charge Receivables) and all proceeds of such Receivables, except for amounts held by the Trustee or any Paying Agent pursuant to Section 12.03(b) of the Pooling and Servicing Agreement.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                                     A-3:4

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Date:
     ------------------------
                                       THE FIRST NATIONAL BANK OF
                                         CHICAGO, as Trustee

                                       By:
                                          ----------------------------------
                                                   Authorized Officer


[SEAL]

Attested to:

By:
   --------------------------
           [Title]


                         CERTIFICATE OF AUTHENTICATION

        This is one of the Class C Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                       THE FIRST NATIONAL BANK OF
                                         CHICAGO, as Trustee

                                       By:
                                          ----------------------------------
                                                   Authorized Officer


                                     A-3:5

                                                                     EXHIBIT B
                                 Form of Monthly Certificateholders' Statement
------------------------------------------------------------------------------

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT
                      -------------------------------------

                      AIC PREMIUM FINANCE LOAN MASTER TRUST

                                  SERIES 1998-1

         Set forth below is information with respect to the Distribution Date of _______ __, _____ and with respect to the performance of the Trust during the related Monthly Period.

         Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement, as supplemented by the Series 1998-1 Supplement.

A.       Information Regarding the Current Monthly Distribution
         (Stated on the Basis of $1,000 Original Certificate
         Principal Amount)


           1.       The total amount of the distribution
                    to holders of Class A, Class B and

                    Class C Certificates.......................................   $
                                                                                   ----------------

           2.       The amount of the distribution set
                    forth in Al above in respect of
                    Class A Monthly Principal..................................   $
                                                                                   ----------------

           3.       The amount of the distribution set
                    forth in Al above in respect of
                    Class B Monthly Principal..................................   $
                                                                                   ----------------

           4.       The amount of the distribution set forth in Al above in
                    respect of Class C
                    Monthly Principal..........................................   $
                                                                                   ----------------

           5.       The amount of the distribution set
                    forth in Al above in respect of
                    Class A Monthly Interest...................................   $
                                                                                   ----------------

           6.       The amount of the distribution set
                    forth in Al above in respect of
                    Class A Additional Interest................................   $
                                                                                   ----------------

                                       B:1


           7.       The amount of the distribution set
                    forth in Al above in respect of
                    Class A Prior Period Interest..............................   $
                                                                                   ----------------

           8.       The amount of the distribution set
                    forth in Al above in respect of
                    Class B Monthly Interest...................................   $
                                                                                   ----------------

           9.       The amount of the distribution set
                    forth in Al above in respect of
                    Class B Additional Interest................................   $
                                                                                   ----------------

           10.      The amount of the distribution set
                    forth in Al above in respect of
                    Class B Prior Period Interest..............................   $

                                                                                   ----------------

           11.      The amount of the distribution set
                    forth in Al above in respect of Class C
                    Monthly Interest...........................................   $
                                                                                   ----------------

           12.      The amount of the distribution set
                    forth in Al above in respect of Class C
                    Additional Interest........................................   $
                                                                                   ----------------

           13.      The amount of the distribution set
                    forth in Al above in respect of Class C
                    Prior Period Interest......................................   $
                                                                                   ----------------

B.       Information Regarding the Performance of the Trust

           1.       Collections of Principal Receivables

                    The aggregate amount of Collections of Principal
                    Receivables received during the related Monthly
                    Period which were allocated in respect of the
                    Class A, Class B and Class C
                    Certificates...............................................   $
                                                                                   ----------------
           2.       Certificateholders Ownership Interests
                    and Principal Receivables in the Trust

                    (a) The aggregate amount of Principal
                        Receivables in the Trust as of the
                        end of the related Monthly Period......................   $
                                                                                   ----------------

                    (b) The Certificateholders Ownership
                        Interests as of the end of the
                        related Monthly Period.................................   $
                                                                                   ----------------

                                      B:2


                    (c) The Class A Ownership Interest as of
                        the end of the related Monthly Period.................   $
                                                                                   ----------------

                    (d) The Class B Ownership Interest as of
                        the end of the related Monthly Period.................   $

                                                                                   ----------------

                    (e) The Class C Ownership Interest as of
                        the end of the related Monthly Period.................   $
                                                                                   ----------------

                    (f) The Floating Investor Percentage with
                        respect to the related Monthly Period.................   $
                                                                                   ----------------

                    (g) The Class A Floating Allocation with
                        respect to the related Monthly Period.................   $
                                                                                   ----------------

                    (h) The Class B Floating Allocation with
                        respect to the related Monthly Period.................   $
                                                                                   ----------------

                    (i) The Class C Floating Allocation with
                        respect to the related Monthly Period.................   $
                                                                                   ----------------

                    (j) The Fixed Investor Percentage with
                        respect to the related Monthly
                        Period................................................   $
                                                                                   ----------------

           3.       Delinquent Receivables

                    The aggregate outstanding balances of Receivables which were delinquent as of the end of the related Monthly Period following cancellation of the related insurance policies:

                                      B:3


                                                                 Aggregate                      Percentage
                                                                Outstanding                      of Total
                                                                  Balance                       Receivables
                                                                  -------                       -----------

                  (a)         1 - 30 days................   $                                                 %
                                                             ------------------            -------------------
                  (b)        31 - 60 days................   $                                                 %
                                                             ------------------            -------------------
                  (c)        61 - 90 days................   $                                                 %
                                                             ------------------            -------------------
                  (d)        91 - 120 days...............   $                                                 %

                                                             ------------------            -------------------
                  (e)       121 - 150 days...............   $                                                 %
                                                             ------------------            -------------------
                  (f)       151 - or more days...........   $                                                 %
                                                             ------------------            -------------------
                                  Total..................   $                                                 %
                                                             ------------------            -------------------


          4.       Default Amounts

                    (a) The Aggregate Default Amount
                        for the related Monthly Period........................   $
                                                                                   ----------------

                    (b) The Class A Default Amount for
                        the related Transfer Date.............................   $
                                                                                   ----------------

                    (c) The Class B Default Amount for
                        the related Transfer Date.............................   $
                                                                                   ----------------

                    (d) The Class C Default Amount for
                        the related Transfer Date.............................   $
                                                                                   ----------------

           5.       Investor Charge-Offs

                    (a) The aggregate amount of Class A
                        Charge-Offs and other principal
                        writedowns for the related
                        Transfer Date.........................................   $
                                                                                   ----------------

                    (b) The aggregate amount of Class A
                        Charge-Offs and other principal
                        writedowns set forth in 5(a) above
                        per $1,000 of original Class A
                        Certificate principal amount..........................   $
                                                                                   ----------------

                    (c) The aggregate amount of Class B
                        Charge-Offs and other principal
                        writedowns for the related
                        Transfer Date.........................................   $
                                                                                   ----------------

                                      B:4


                    (d)  The aggregate amount of Class B
                         Charge-Offs and other principal
                         writedowns set forth in 5(c) above
                         per $1,000 of original Class B
                         Certificate principal amount..........................   $
                                                                                   ----------------

                    (e)  The aggregate amount of Class C
                         Charge-Offs and other principal
                         writedowns for the related
                         Transfer Date.........................................   $
                                                                                   ----------------

                    (f)  The aggregate amount of Class C
                         Charge-Offs and other principal
                         writedowns set forth in 5(e) above
                         per $1,000 of original Class C
                         Certificate principal amount..........................   $
                                                                                   ----------------

                    (g)  The aggregate amount of Class A
                         Charge-Offs and other principal
                         writedowns reimbursed on the
                         Transfer Date immediately
                         preceding this Distribution Date......................   $
                                                                                   ----------------

                    (h)  The aggregate amount of Class A
                         Charge-Offs and other principal
                         writedowns set forth in 5(g) above
                         per $1,000 original Class A Certificate
                         principal amount reimbursed on the
                         Transfer Date immediately preceding
                         this Distribution Date................................   $
                                                                                   ----------------

                    (i)  The aggregate amount of Class B
                         Charge-Offs and other principal
                         writedowns reimbursed on the Transfer
                         Date immediately preceding this
                         Distribution Date.....................................   $
                                                                                   ----------------

                    (j)  The aggregate amount of Class B
                         Charge-Offs and other principal
                         writedowns set forth in 5(i) above
                         per $1,000 original Class B Certificate
                         principal amount reimbursed on the
                         Transfer Date immediately preceding
                         this Distribution Date................................   $

                                                                                   ----------------

                                      B:5


                    (k)  The aggregate amount of Class C
                         Charge-Offs and other principal
                         writedowns reimbursed on the Transfer
                         Date immediately preceding this
                         Distribution Date.....................................   $
                                                                                   ----------------

                    (l)  The aggregate amount of Class C
                         Charge-Offs and other principal
                         writedowns set forth in 5(k) above
                         per $1,000 original Class C Certificate
                         principal amount reimbursed on the
                         Transfer Date immediately preceding
                         this Distribution Date................................   $
                                                                                   ----------------

           6.       Investor Servicing Fee

                    (a)  The amount of the Class A Servicing
                         Fee payable by the Trust to the
                         Servicer for the related Monthly
                         Period................................................   $
                                                                                   ----------------

                    (b)  The amount of the Class B Servicing
                         Fee payable by the Trust to the
                         Servicer for the related Monthly
                         Period................................................   $
                                                                                   ----------------

                    (c)  The amount of the Class C Servicing
                         Fee payable by the Trust to the
                         Servicer for the related Monthly
                         Period...............................................   $
                                                                                   ----------------

           7.       Reallocations

                    (a) The amount of Reallocated Class C
                        Principal Collections with respect
                        to this Distribution Date.............................   $
                                                                                   ----------------
                    (b) The amount of Reallocated Class B
                        Principal Collections with respect

                        to this Distribution Date.............................   $
                                                                                   ----------------

                    (c)  The amount of Reallocated Class A
                         Principal Collections with respect
                         to this Distribution Date............................   $
                                                                                   ----------------

                                       B:6


           8.       Collection of Finance Charge Receivables

                    The aggregate amount of Collections of Finance Charge
                    Receivables (including Recoveries) received during the
                    related Monthly Period which were allocated in respect of
                    the Class A, Class B and
                    Class C Certificates.......................................   $
                                                                                   ----------------
           9.       Available Funds

                    (a)  The amount of Class A Available
                         Funds on deposit in the Finance
                         Charge Account on the related
                         Transfer Date.........................................   $
                                                                                   ----------------

                    (b)  The amount of Class B Available
                         Funds on deposit in the Finance
                         Charge Account on the related
                         Transfer Date.........................................   $
                                                                                   ----------------

                    (c)  The amount of Class C Available
                         Funds on deposit in the Finance
                         Charge Account on the related
                         Transfer Date.........................................   $
                                                                                   ----------------

           10.      Pool Factor................................................                    %
                                                                                   ----------------

           11.      Yield Enhancement

                    (a) Available Yield Enhancement Amount
                        with respect to the related
                        Transfer Date.........................................   $
                                                                                   ----------------


                    (b) Excess Finance Charges with respect
                        to the related Transfer Date..........................   $
                                                                                   ----------------

                    (c) Amount withdrawn from Yield Enhancement
                        Account on the related Transfer Date..................   $
                                                                                   ----------------

C.         Floating Rate Determination

           1.       LIBOR for the Interest Period ending on this
                    Distribution Date..........................................                    %
                                                                                   ----------------

D.         Amortization Periods

           1.       Class A Controlled Amortization Period commenced on
                                   ,    .
                    --------  ---- -----

                                      B:7

           2.       Class B Controlled Amortization Period commenced on
                           ,    .
                    ---- -- ----

           3.       Class C Controlled Amortization Period commenced on
                            ,    .
                    ----- -- ----

           4. Rapid Amortization Period commenced on         ,    .
                                                     ---- --  ----

E.         Pay Out Events


           (a)      Finance Premium Percentage for
                    the related Monthly Period.................................                    %
                                                                                   ----------------

           (b)      Financed Premium Percentage for the
                    Monthly Period immediately preceding
                    the related Monthly Period.................................                    %
                                                                                   ----------------

           (c)      Financed Premium Percentage for the
                    Monthly Period next preceding the
                    related Monthly Period.....................................                    %
                                                                                   ----------------


           (d)      Monthly Payment Rate for the related
                    Monthly Period.............................................                    %
                                                                                   ----------------

           (e)      Monthly Payment Rate for the Monthly
                    Period immediately preceding the
                    related Monthly Period.....................................                    %
                                                                                   ----------------

           (f)      Monthly Payment Rate for the Monthly
                    Period next preceding the related
                    Monthly Period.............................................                    %
                                                                                   ----------------

           (g)      Annualized Monthly Excess Spread
                    Amount for the related Monthly Period......................                    %
                                                                                   ----------------

           (h)      Annualized Monthly Excess Spread
                    Amount for the Monthly Period
                    immediately preceding the related
                    Monthly Period.............................................                    %
                                                                                   ----------------

           (i)      Annualized Monthly Excess Spread
                    Amount for the Monthly Period
                    next preceding the related Monthly
                    Period.....................................................                    %
                                                                                   ----------------

                                      B:8

To the knowledge of the undersigned, no Series 1998-1 Pay Out Event or Trust Pay Out Event has occurred except as described below:

                                      A.I. Credit Corp.,
                                      AICCO, Inc., Servicer

                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


                                      B:9